UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-5888

SMALLCAP World Fund, Inc.
(Exact Name of Registrant as specified in charter)

333 South Hope Street
Los Angeles, California 90071
(Address of principal executive offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: September 30

Date of reporting period: September 30, 2005

Chad L. Norton
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071
(name and address of agent for service)

Copies to:
Julie Allecta, Esq.
Paul, Hastings, Janofsky & Walker LLP
55 Second Street
Twenty-Fourth Floor
San Francisco, California 94105
(Counsel for the Registrant)

ITEM 1 - Reports to Stockholders

[logo - American Funds®]

The right choice for the long term®

SMALLCAP World Fund

[photo of a globe]
An investment for today … and tomorrow

Annual report for the year ended September 30, 2005

SMALLCAP World Fund® seeks long-term growth of capital through investments in smaller companies in the United States and around the world.

This fund is one of the 29 American Funds. The organization ranks among the nation’s three largest mutual fund families. For more than seven decades, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Contents

Letter to shareholders	1
The value of a long-term perspective	3
An investment for today … and tomorrow	4
Summary investment portfolio	10
Financial statements	17
Directors and officers	32
The American Funds family	back cover

Figures shown are past results for Class A shares and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. For the most current information and month-end results, visit americanfunds.com. Fund results shown, unless otherwise indicated, are at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower.

Results at a glance

Average annual total returns for periods ended September 30, 2005 (with all distributions reinvested)

	1 year	5 years	10 years	Lifetime*

SMALLCAP World Fund	+26.3%	+ 0.8%	+8.9%	+10.9%
S&P/Citigroup Global/World Indexes	+28.7	+11.1	+9.5	+ 9.8
Lipper Global Small-Cap Funds Average	+28.5	+ 3.1	+9.5	+11.1

*Since April 30, 1990.

All market indexes cited in this report are unmanaged and include reinvestment of all distributions. Returns for S&P/Citigroup Global/World Indexes reflect a combination of the S&P/Citigroup Global Index and two S&P/Citigroup World indexes that corresponds to the market capitalization ranges used by the fund during comparable periods. The S&P/Citigroup Global Index, which tracks more than 7,000 publicly traded stocks around the world with market capitalizations less than $2 billion, has been used since May 2004. This index better reflects the fund’s investments in developing countries during this period. The S&P/Citigroup World indexes, which only include stocks in developed countries and reflect market capitalizations less than $1.5 billion and less than $1.2 billion, were used from 2000 to April 2004 and from 1990 to 1999, respectively.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on page 24 for details. Please see page 3 for Class A share results with relevant sales charges deducted. Other share class results and important information can be found on page 27.

Investing outside the United States is subject to additional risks, such as currency fluctuations and political instability, which are detailed in the fund’s prospectus. Investing in small-capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies.

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Fellow shareholders:

Two clear market trends were evident during SMALLCAP World Fund’s 2005 fiscal year: global equity markets produced higher returns than did markets in the United States, and the stocks of smaller companies outpaced those of larger companies.

In this favorable environment, SMALLCAP World Fund rose 26.3% for the 12 months ended September 30, 2005. This return included reinvestment of the 31-cents-a-share dividend that was paid in December 2004. While this return is strong on an absolute basis, it did slightly lag the 28.5% return of the Lipper Global Small-Cap Funds Average, as well as the 28.7% return of the S&P/Citigroup Global Index. This index, which is not managed and does not include expenses, tracks more than 7,000 publicly traded stocks around the world with market capitalizations less than $2 billion.

In contrast, SMALLCAP’s return substantially exceeded the return of large-company stocks over the same time period, as measured by Standard & Poor’s 500 Composite Index (+12.2%) and the MSCI World Index (+19.5%). The Russell 2000 Index, which tracks small-company stocks in the United States, returned 18.0%. All the preceding indexes are unmanaged.

The advantage of a global reach

Once again, the past fiscal year reminded us about the powerful benefits of investing on a global scale. On average, stock markets outside the United States grew at more than twice the rate of U.S. stocks over this period. In fact, among the 12-month returns of 50 individual country markets, the United States’ return was ranked firmly in the lowest quartile, despite a positive gain of 13.0%, as measured by MSCI market indexes.

SMALLCAP’s portfolio counselors and research analysts have long held that significant opportunities exist outside the United States. This belief is reflected in the fact that 49% of the fund’s portfolio is invested in non-U.S. companies, up from 46% one year ago. We see particular value in the strengthening economies of the world’s developing markets, where billions of people are moving up the income ladder. By taking a fundamental, bottom-up research approach in these regions, we have been able to identify many individual companies that are positioned to benefit from this economic growth. Many of these investments, several of which are in industrial, financial or other infrastructure-related sectors, were among the best performers in our portfolio. Examples include UTI Bank (+114.5%), a leading commercial bank in India, and Central European Media Enterprises (+86.2%), an operator of television stations across Central Europe and Eastern Europe.

[Begin Sidebar]
Where are SMALLCAP’s holdings located?
[begin pie chart]
As of Percent of September 30, 2005	Percent of net assets

United States	43.0%
Asia & Pacific Basin	29.7
Europe	12.3
Other (including Canada & Latin America)	6.5
Cash & equivalents	8.5
 [end pie chart]

[begin pie chart]
As of Percent of September 30, 2004	Percent of net assets

United States	47.7%
Asia & Pacific Basin	27.4
Europe	13.6
Other (including Canada& Latin America)	5.2
Cash & equivalents	6.1
[end pie chart]
[End Sidebar]

[Begin Sidebar]
Largest equity holdings	Percent of net assets

Quicksilver Resources	1.3%
Michaels Stores	1.2
OPTI Canada	1.1
CNET Networks	1.0
Daegu Bank	.9
HDFC Bank	.8
Kingboard Chemical Holdings	.8
Pusan Bank	.8
Semtech	.7
Aristocrat Leisure	.7
[End Sidebar]

[close up photo of the grid on a globe]

To learn more about the origin and purpose of SMALLCAP’s global mandate, we invite you to read our feature article, “An investment for today … and tomorrow,” beginning on page 4.

Portfolio highlights

As developing countries around the world have grown, so has their demand for oil and gas. This demand has been particularly pronounced in China and India, and global energy prices have soared as a result. The recent hurricanes in the Gulf Coast region of the United States have driven up prices even further. In general, this environment has been profitable for energy-related companies, including many fund holdings. Cabot Oil & Gas, Hydril and Delta Petroleum each gained about 60% over the past 12 months.

On the negative side, high gas prices, the prospect of higher home heating costs, and a general unease about the economy have had an adverse impact on consumer sentiment. Accordingly, the stocks of many restaurant and retail companies have suffered, dampening the portfolio’s return. Such holdings include Applebee’s International (-18.2%), Big Lots (-10.1%) and Sharper Image (-41.3%).

With the exception of Semtech (-14.1%), each of the fund’s 10 largest holdings posted strong gains for the fiscal year. Included in this group are two unconventional producers of oil, both of which added significantly to the fund’s return: OPTI Canada (+125.7%) and Quicksilver Resources (+119.4%). Banks were also positive contributors to the fund. Daegu Bank (Korea) was up 113.4% and HDFC Bank (India) gained 78.2%.

A cautious outlook

To prepare for the future, it is helpful to look at the past. For three consecutive years, SMALLCAP World Fund has posted strong double-digit returns, aided by the outperformance of small-company stocks and a significant recovery in global stock prices. While the fund has benefited from these positive conditions, we must caution that history has shown that markets tend to move in cycles.

The current environment of rising interest rates and volatile energy prices suggests that we may be entering a more challenging period. While we expect that SMALLCAP may produce more modest returns in the near future, we remain confident that our intense commitment to company research and stock selection will generate attractive long-term results for the fund.

In closing, we are thankful for your continued support.

Cordially,

/s/ Gordon Crawford

Gordon Crawford
Vice Chairman and
Principal Executive Officer

/s/ Gregory W. Wendt

Gregory W. Wendt
President

November 7, 2005

William H. Kling, an independent Director of the fund since 1990, has been elected non-executive chairman of the Board. Gordon Crawford, the previous chairman, has been elected vice chairman and will remain principal executive officer. As independent Board chair, Mr. Kling will chair Board meetings, including executive sessions of the independent Directors, and will be responsible for Board agendas, but will not have other executive or management responsibilities with the fund. He will remain unaffiliated with Capital Research and Management Company, the fund’s investment adviser, and any of its affiliates.

For current information about the fund, visit americanfunds.com.

The value of a long-term perspective

This chart shows how a $10,000 investment in SMALLCAP World Fund’s Class A shares grew from April 30, 1990 — the fund’s inception — through September 30, 2005, the end of the fund’s latest fiscal year.

As you can see, the $10,000 would have grown to $46,392 even after deducting the maximum 5.75% sales charge. This is significantly more than the $42,041 generated by the unmanaged S&P/Citigroup Global/World Indexes, which reflect a combination of the S&P/Citigroup Global Index and two S&P/Citigroup World indexes that corresponds to the market capitalization ranges used by the fund during comparable periods. The S&P/Citigroup Global Index, which tracks more than 7,000 publicly traded stocks around the world with market capitalizations less than $2 billion, has been used since May 2004. The S&P/Citigroup World indexes, which only include stocks in developed countries and reflect market capitalizations less than $1.5 billion and less than $1.2 billion, were used from 2000 to April 2004 and from 1990 to 1999, respectively. These are virtually the same parameters we have used when selecting stocks for the fund’s portfolio.

Fund figures reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus the net amount invested was $9,425.
[begin mountain chart]
S&P/Citigroup

 Year Ended
SMALLCAP
Global Smallcap
Consumer Price
Original

 September 30
World Fund
Index (2)(3)
Index(4)
Investment

 1990(3)
$8,288
$8,918
$10,295
$10,000

 1991
$11,307
$11,210
$10,644
$10,000

 1992
$11,640
$10,999
$10,962
$10,000

 1993
$15,418
$14,341
$11,257
$10,000

 1994
$16,744
$15,396
$11,590
$10,000

 1995
$19,856
$16,896
$11,885
$10,000

 1996
$22,877
$18,911
$12,242
$10,000

 1997
$28,689
$21,459
$12,506
$10,000

 1998
$22,749
$17,204
$12,692
$10,000

 1999
$32,172
$21,980
$13,026
$10,000

 2000
$44,532
$24,845
$13,476
$10,000

 2001
$24,516
$19,352
$13,832
$10,000

 2002
$23,121
$18,799
$14,042
$10,000

 2003
$30,626
$26,252
$14,368
$10,000

 2004
$36,736
$32,669
$14,732
$10,000

 2005
$46,392
$42,041
$15,423
$10,000

[end mountain chart]

Past results are not predictive of results in future periods. The results shown are before taxes on fund distributions and sale of fund shares.
1 As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
2 The index is unmanaged and does not reflect sales charges, commissions or expenses.
3 High and low points between fiscal year-ends based on daily index values. For shareholder reports prior to 2005, only month-end values were available.
4 Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
5 For the period April 30, 1990 (when the fund began operations) through September 30, 1990.

Average annual total returns based on a $1,000 investment (for periods ended September 30, 2005)*

	1 year	5 years	10 years

Class A shares	+19.01%	-0.36%	+8.22%

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on page 24 for details.

[photo of a girl pointing at a globe]

SMALLCAP World Fund began with a simple, yet powerful, idea: Small companies, over time, tend to grow faster than large companies. What is more, this growth pattern holds true for companies all over the world, not just in the United States.

An investment for today ... and tomorrow

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[Begin Photo Caption]
Gordon Crawford (left) and Greg Wendt each have managed money in SMALLCAP World Fund since its inception in 1990.
[photo of Gordon Crawford]
[photo of Greg Wendt]
[End Photo Caption]

[Begin Sidebar]
SMALLCAP World Fund invests in small companies across a number of industries, some of which are represented in the photos throughout this article.
[End Sidebar]

On the occasion of SMALLCAP World Fund’s 15-year anniversary, we sat down with the fund’s vice chairman and president to revisit the original premise of the fund. On the following pages, they will help explain why investing in small companies around the world continues to be a relevant objective — and a particularly exciting opportunity for shareholders.

Why small companies?

Just as every adult was once a child, all large companies were, at one point, small. And like children, smaller companies tend to change and grow at faster rates than their larger counterparts.

“The reasons we believe investing in small companies represents a unique growth opportunity for shareholders have not changed since we launched the fund,” says Gordon Crawford, SMALLCAP’s vice chairman and one of its portfolio counselors. “For one, small companies are the birthplace of invention. Many of the important innovations we’ve seen over the past 15 years — like the consumer Internet and wireless communications — were set in motion because of the tight focus and creative vision of small companies.”

Greg Wendt, SMALLCAP’s president and a research analyst, concurs. “In addition to new technologies, small companies tend to be at the forefront of new economic markets. China, for example, is a market that hardly existed just a decade ago. Today, it is the world’s seventh-largest economy, and small companies have played a role in its explosive development because of their inherent ability to respond rapidly to changing conditions.”

Despite their attractive growth prospects, many small companies are not widely followed — or understood — by institutions and individual investors. As a result, stock prices don’t always reflect a company’s true potential. “This works to our advantage,” explains Greg. “Small-company stocks can reward careful analysis and in-depth research, both of which are at the core of SMALLCAP’s investment process.”

[photo of windmills]

One of the most compelling reasons to invest in small-company stocks is that they have provided superior returns over meaningful periods of time. U.S. small-company stocks have had an average annual total return of 15.1%, compared with 11.2% for U.S. large-company stocks, from April 30, 1990, through September 30, 2005, as calculated by Ibbotson Associates. This time frame corresponds with the period covered since SMALLCAP’s inception.

“It is true that the stocks of small companies have outperformed over long periods of time, but it is also important to remember that these results go in multi-year cycles,” says Gordon. “In the United States, small-company stocks have fared better than large-company stocks for the past six years. History shows us that, at some point, the market will start to again favor the stocks of larger companies. That point may be approaching in the United States. The good news is that these cycles have not been synchronized around the world. The favorable small-company cycle is just starting in some countries. In our opinion, that represents a very exciting investment opportunity.”

Greg offers this insight about another one of the fund’s short-term risks: “Small-company stocks can be volatile. Over the past 10 years, SMALLCAP has been the most likely among all the American Funds to have the highest or lowest return. But if you have a long time horizon, and you can accept the volatility, this fund can be very rewarding. I think SMALLCAP could be a very appropriate investment in a college savings account for a newborn, for example, or in a retirement portfolio of a young investor.”

Why global?

“Since day one, our goal has been to invest in the best small companies — wherever they existed, anywhere in the world,” says Greg. “There were purposeful reasons for SMALLCAP’s global mandate. First, we knew that the fund would eventually need to hold a large number of companies, so it made sense to allow ourselves the flexibility to invest in the larger global market.” Gordon adds, “In the early 1990s, we saw a truly global economy emerging, driven by the removal of trade barriers, the opening of previously closed markets and increased prosperity in developing countries. We projected that these trends would result in significant investment opportunities.”

[Begin Sidebar]
Early SMALLCAP holdings

SMALLCAP World Fund has invested in many small companies that have since become large, successful corporations. Some of these companies are listed below. Time will tell which of the fund’s current holdings will follow the same path.

Electronic Arts
Harman International Industries
Infinity Broadcasting
Liberty Media
Lowe’s Companies
Mattel
Southwest Airlines
Staples
Washington Mutual Savings Bank
[End Sidebar]

[close up photo of grids on a globe]

[Begin Sidebar]
Small companies can yield big returns

An investment in U.S. small-company stocks would have grown an average of 15.1% a year since the fund’s inception on April 30, 1990, through September 30, 2005, compared with 11.2% a year for an investment in U.S. large-company stocks.

An investment in SMALLCAP World Fund during this same time period would have grown an average of 10.9% a year.

[begin line chart]
	U.S. small-	U.S. large-		Consumer
	company stocks (1)	company stocks(2)	Treasury bills(3)	Price Index (4)

4/30/1990	$10,000	$10,000	$10,000	$10,000
9/30/1990	$8,225	$9,396	$10,328	$10,295
9/30/1991	$11,234	$12,333	$10,976	$10,644
9/30/1992	$12,640	$13,691	$11,412	$10,962
9/30/1993	$17,001	$15,469	$11,749	$11,257
9/30/1994	$18,783	$16,038	$12,147	$11,590
9/30/1995	$24,898	$20,796	$12,803	$11,885
9/30/1996	$28,188	$25,025	$13,481	$12,242
9/30/1997	$38,369	$35,158	$14,190	$12,506
9/30/1998	$28,968	$38,341	$14,921	$12,692
9/30/1999	$35,455	$49,001	$15,592	$13,026
9/30/2000	$49,178	$55,511	$16,448	$13,476
9/30/2001	$41,916	$40,734	$17,253	$13,832
9/30/2002	$41,436	$32,389	$17,568	$14,042
9/30/2003	$60,660	$40,291	$17,773	$14,368
9/30/2004	$72,258	$45,876	$17,949	$14,732
9/30/2005	$87,085	$51,497	$18,397	$15,423
[end line chart]
1 U.S. small-company stocks: Dimensional Fund Advisors Micro Cap Fund, as calculated by Ibbotson Associates.
2 U.S. large-company stocks: Standard & Poor’s 500 Composite Index, as calculated by Ibbotson Associates.
3 Ibbotson Associates 30-day Treasury bill.
4 Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
[End Sidebar]

Those opportunities did indeed materialize, particularly during the past four years as non-U.S. companies have outpaced their U.S. counterparts (see chart on the following page). “The notion of small companies as an engine of innovation is much newer outside the United States than inside,” explains Greg. “But the culture of venture-backed, small-company investing has become a very real and sustainable phenomenon around the world. Video game companies in Japan, life science technologies in Europe, and Internet stocks in China are just a few examples of the opportunities we’ve uncovered in our search for attractive investments for the fund.”

Gordon shares Greg’s enthusiasm for the growth prospects of small companies outside the United States, especially in developing markets: “Shareholders have benefited from the fund’s global mandate, and I believe that benefit will increase over the next several years. Today, SMALLCAP has more exposure to the global economy than it ever has — over one-half of the fund’s stock holdings are based outside the United States. This weighting reflects our optimistic outlook about the broad global economy, but I think the real growth story is going to come from developing markets such as China, India, Russia, Eastern Europe and Brazil. Here, you have nearly 3 billion people moving up the income ladder, and their needs and desires will drive economic growth. While this demographic trend has been building for some time, these markets are much more structurally sound than they have been in the past. Ten years ago, Brazil had a massive trade deficit, but today it has a trade and primary budget surplus. India has transformed itself from a country with a weak infrastructure into one with solid export activity and a strong entrepreneurial culture. It is within these types of dynamic environments that small companies are created and can flourish.”

[photo of a tray of vials]

[photo of computer circuits]

Meeting the challenge of managing a small-company fund

In 1990, SMALLCAP’s portfolio managers set out to build a global portfolio of small-company stocks. Today, Gordon and Greg are proud of the fact that the fund has never strayed from that objective. But one of the fund’s characteristics has changed substantially over the past 15 years — the fund’s size. With over $14 billion in assets, SMALLCAP is one of the largest small-company mutual funds in the world.

“There is an inherent challenge in managing a large portfolio of small-company stocks, and it boils down to simple mathematics,” explains Gordon. “The average company holding in SMALLCAP has a market capitalization of around $1 billion. If we end up owning on average 3% or 4% of a company, that equates to a $30 million to $40 million investment. For a $14 billion fund like SMALLCAP, that means we have to hold over 400 different companies in the portfolio. I don’t believe that any individual manager can possibly know and understand that many companies — in multiple countries, no less — and still sleep at night.”

Our time-tested solution to this challenge is the multiple portfolio counselor system, American Funds’ unique strategy for managing investments that blends teamwork with individual accountability. Greg explains how the multiple portfolio counselor system is put to work in SMALLCAP: “The assets of the fund are divided into several smaller, more manageable portions. Seven of these portions are managed by a portfolio counselor. Each counselor brings his or her unique perspective — and an average 21 years of industry experience*— to the investment process. The final portion, representing approximately 35% of the fund’s assets, is managed by a group of 45 research analysts. Most of these analysts are specialists in a certain industry, such as health care. But since many small companies don’t fit neatly into a specific industry group, we have a team of analysts whose sole focus is companies with small market capitalizations across a broad spectrum of industries. And so, there are now over 50 individuals making well-informed, research-driven investment decisions in the fund, which is how we are able to effectively manage so many stocks.”

*As of December 2005.

[Begin Sidebar]
Changing global patterns

From the 1990s through 2001, the U.S. market produced a higher return than non-U.S. markets. But since 2002, markets outside the United States have been stronger.
[begin bar chart]
                                                                 MSCI USA Index      MSCI All Country
                                                                                                    World ex USA Index
1990-2001                                                   13.1%                                      2.7%
2002-2005 (through 9/30/05)                     3.6%                                    14.2%
                                                                            Average annual total returns
[end chart]
 [End Sidebar]

[Begin Sidebar]
The portfolio counselors

SMALLCAP World Fund’s portfolio counselors bring together 146 years of investment experience to managing your investment. Here are the years of experience* for these primary decision-makers for the fund:

*As of December 2005.
[End Sidebar]

[Begin Photo Caption]
[photo of Gordon Crawford]
Gordon Crawford
34 years
[End Photo Caption]

[Begin Photo Caption]
[photo of Claudia P. Huntington]
Claudia P. Huntington
33 years
[End Photo Caption]

[Begin Photo Caption]
[photo of Mark E. Denning]
Mark E. Denning
23 years
[End Photo Caption]

[Begin Photo Caption]
[photo of J. Dale Harvey]
J. Dale Harvey
16 years
[End Photo Caption]

[Begin Photo Caption]
[photo of Brady L. Enright]
Brady L. Enright
14 years
[End Photo Caption]

[Begin Photo Caption]
[photo of Jonathan Knowles]
Jonathan Knowles
14 years
[End Photo Caption]

[Begin Photo Caption]
[photo of J. Blair Frank]
J. Blair Frank
12 years
[End Photo Caption]

“The sheer size and global reach of our organization are also what allow us to offer a fund like SMALLCAP to shareholders,” adds Gordon. “Investing in 34 countries, as this fund does, requires that we transact and communicate at the local level, which in turn requires the support and expertise of a large organization like American Funds. Our ability to tap into a global network of traders, administrators, attorneys and accountants is what allows us to own the stocks of nearly 500 companies in a portfolio. And finally, we have a strong corporate culture that keeps people working together closely over a long period of time, just like Greg and me.”

Today, Gordon, Greg and each of SMALLCAP’s portfolio managers and research analysts continue to believe passionately in the idea that launched this fund in the first place — that small companies around the world represent a significant investment opportunity for shareholders.

[Begin Sidebar]
Non-U.S. markets at the forefront

While the U.S. economy is among the world’s most mature, our stock market isn’t always the best performer. This table shows which markets — both major and developing — had the highest return for each of the past 15 calendar years.

World’s leading stock markets for the past 15 calendar years

	Best major market		Best developing market		U.S. market

2004	Austria	72%	Colombia	133%	11%
2003	Greece*	70%	Thailand	145%	29%
2002	New Zealand	26%	Pakistan	156%	-23%
2001	New Zealand	10%	Russia	56%	-12%
2000	Switzerland	6%	Israel	28%	-13%
1999	Finland	153%	Turkey	252%	22%
1998	Finland	123%	South Korea	141%	31%
1997	Portugal	47%	Turkey	118%	34%
1996	Spain	41%	Russia	153%	24%
1995	Switzerland	45%	Israel	24%	38%
1994	Finland	52%	Brazil	66%	2%
1993	Hong Kong	117%	Poland	754%	10%
1992	Hong Kong	32%	Jordan	40%	7%
1991	Hong Kong	50%	Argentina	405%	31%
1990	United Kingdom	10%	Greece*	90%	-2%

Total returns are for calendar years based on MSCI market indexes in U.S. dollar terms with gross dividends reinvested.

*Greece reclassified as a major market on 6/1/01.
[End Sidebar]

Summary investment portfolio, September 30, 2005

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings. For details on how to obtain a complete schedule of portfolio holdings, please see the inside back cover.

Percent of
Industry sector diversification	net assets
Consumer discretionary	19.04%
Industrials	14.71%
Information technology	14.64%
Financials	8.98%
Health care	8.55%
Other industries	25.62%
Cash & equivalents	8.46%

Common stocks - 91.36%	Shares	Market value(000)	Percent of net assets

Consumer discretionary - 19.04%
Michaels Stores, Inc.	5,300,000	$175,218	1.19%
Operates Michaels arts and crafts stores and Aaron Brothers framing and art supply houses.
Aristocrat Leisure Ltd. (1)	10,600,000	96,220.65
One of the world's leading manufacturers of slot machines.
Schibsted ASA	2,525,000	78,437.53
One of Scandinavia's leading media companies. Primarily involved in newspaper publishing.
Orient-Express Hotels Ltd., Class A	2,326,000	66,105.45
Operates luxury hotels, tourist trains and other leisure properties.
Lions Gate Entertainment Corp., USD denominated (2)	3,800,000	36,252
Lions Gate Entertainment Corp. (2)	2,728,500	25,969.42
Produces and distributes independent films and home entertainment.
Vail Resorts, Inc. (2)	2,050,000	58,938.40
The largest mountain resort company in North America.
Tupperware Corp.	2,500,000	56,950.39
One of the world's leading direct sellers, supplying premium food storage, preparation and serving items.
CarMax, Inc. (2)	1,800,000	56,286.38
A leading national retailer of used cars.
GSI Commerce, Inc. (2)	2,794,491	55,610.38
A leading provider of outsourced e-commerce solutions.
Cheil Industries Inc. (1)	2,495,000	53,703.37
A leading maker of fabrics, apparel and chemical materials used for semiconductors.
Laureate Education, Inc. (2)	1,070,000	52,398.36
Offers tutoring, testing, training and other educational services.
Other securities		1,985,597	13.52
		2,797,683	19.04

Industrials - 14.71%
Downer EDI Ltd. (1)	18,701,412	86,351.59
A leading engineering and infrastructure maintenance company in Australia and New Zealand.
United Stationers Inc. (2)	1,712,200	81,946.56
A major wholesaler of office supplies and equipment, including furniture, janitorial supplies and computers.
Container Corp. of India Ltd.	2,641,794	79,729.54
Provides rail transportation and other logistical support for cargo shipments within India.
ALL - América Latina Logística, units	1,960,000	78,065.53
Latin America's largest independent rail-based logistics operator.
Corrections Corporation of America (2)	1,761,500	69,932.48
Builds, owns and manages prisons.
Sumitomo Heavy Industries, Ltd. (1)	9,240,000	65,571.45
Manufacturer of industrial machinery, ships, bridges and steel structures as well as equipment for environmental protection.
JetBlue Airways Corp. (2)	3,700,000	65,120.44
A growing low-fare airline serving the U.S.
Daelim Industrial Co., Ltd. (1)	901,640	63,707.43
Builds housing and factories, and produces and exports petrochemicals.
Hyundai Mipo Dockyard Co., Ltd. (1)	867,350	62,431.43
A leader in the shipbuilding industry.
Hughes Supply, Inc.	1,850,000	60,310.41
One of the largest wholesale distributors of products to construction, public infrastructure and industrial customers.
Buhrmann NV (1)	4,543,600	54,975.37
A major distributor of paper products, graphic/information systems and office supplies.
Samsung Engineering Co., Ltd. (1)	2,587,640	54,745.37
One of Korea's leading companies, it provides planning, design, engineering, purchasing and construction services for the petrochemical, refinery, gas, industrial equipment installation and environmental fields.
LS Industrial Systems Co., Ltd. (1)	1,950,000	54,349.37
One of Korea's leading manufacturers of electric power equipment.
Tetra Tech, Inc. (2)	3,162,500	53,193.36
Provides engineering and consulting services for environmental management. Also provides telecommunications services.
GS Engineering & Construction Co. Ltd. (1)	1,320,107	52,716.36
Specializes in building power plants and facilities for processing oil, gas and petrochemicals.
Other securities		1,177,459	8.02
		2,160,599	14.71

Information technology - 14.64%
CNET Networks, Inc. (2)	10,655,000	144,588.98
Connects buyers, sellers and suppliers of electronics and other technology products via the Web.
Kingboard Chemical Holdings Ltd. (1)	45,946,000	114,575.78
Maker of printed circuit boards, as well as laminates, copper foil and chemicals used in printed circuit boards.
Semtech Corp. (2)	5,900,000	97,173.66
Makes analog and mixed-signal semiconductor products used in electronic equipment.
Integrated Device Technology, Inc. (2)	8,729,000	93,749.64
A global leader in delivering vital semiconductor solutions.
NHN Corp. (1) (2)	484,652	82,569.56
The leading search engine and Web game company in Korea.
Cymer, Inc. (2)	2,060,000	64,519.44
A leading producer of lasers used to make semiconductors.
PMC-Sierra, Inc. (2)	6,500,000	57,265.39
Designs semiconductors for high-speed network communications products.
NCsoft Corp. (1) (2)	647,000	53,355.36
Develops multiplayer online videogame software, and operates PC game websites in South Korea and Taiwan.
Varian Semiconductor Equipment Associates, Inc. (2)	1,250,000	52,962.36
Produces semiconductor equipment used to manufacture integrated circuits.
Venture Corp. Ltd. (1)	5,969,600	51,206.35
Provides contract manufacturing services to the electronics industry.
Other securities		1,339,540	9.12
		2,151,501	14.64

Financials - 8.98%
Daegu Bank, Ltd. (1)	10,339,890	125,768.86
A leader among Korean regional banks.
HDFC Bank Ltd. (1)	7,478,640	116,744.79
Provides financial services and a wide array of commercial, transactional and electronic banking products.
Pusan Bank (1)	10,370,500	113,410.77
Provides financial services in South Korea's second-largest city.
Housing Development Finance Corp. Ltd. (1)	2,212,480	52,409.36
Offers home loans and other financial services through a network of offices in India.
Other securities		910,807	6.20
		1,319,138	8.98

Health care - 8.55%
Advanced Medical Optics, Inc. (2)	2,415,000	91,649.62
Makes eye-care products, including contact lens solutions and equipment used in laser and cataract surgery.
Alfresa Holdings Corp. (1)	1,754,300	81,605.56
A holding company established through the merger of AZWELL Inc and Fukujin Co., Ltd. The company is the third-largest drug wholesaler in Japan.
Medicis Pharmaceutical Corp., Class A	2,450,000	79,772.54
Markets prescription skin medications.
Kyphon Inc. (2)	1,656,500	72,787.50
Develops medical devices used to help repair spinal fractures.
IDEXX Laboratories, Inc. (2)	820,000	54,842.37
A leading provider of products for detecting diseases in animals and contaminants in foods.
Other securities		875,059	5.96
		1,255,714	8.55

Energy - 8.38%
Quicksilver Resources Inc. (2)	4,099,150	195,898	1.33
Produces oil and natural gas in the Rocky Mountain states, Michigan, Indiana and Canada.
OPTI Canada Inc. (2)	4,373,000	148,780	1.01
Developed a patented process that upgrades heavy oils and undistilled petroleum without using natural gas.
Bill Barrett Corp. (2)	2,073,500	76,346.52
An energy exploration and production company focused on discovering natural gas resources in the Rocky Mountains.
Delta Petroleum Corp. (2)	3,217,500	66,924.46
An independent energy company engaged in the exploration for - and the acquisition, development and production of - natural gas and crude oil.
Hydril Co. (2)	967,500	66,409.45
Makes products used in hydrocarbon drilling and production.
First Calgary Petroleums Ltd., GBP denominated (2)	4,800,000	38,508
First Calgary Petroleums Ltd. (2)	3,146,000	25,634.44
This oil and gas exploration company operates primarily in Yemen and Algeria.
WorleyParsons Ltd. (1)	8,157,019	63,594.43
A leading provider of professional services to the energy, resource and complex process industries.
CARBO Ceramics Inc.	888,800	58,652.40
A global leader in developing, producing and delivering ceramic media and technical services to the energy and industrial markets.
Other securities		490,018	3.34
		1,230,763	8.38

Materials - 5.60%
Hanwha Chemical Corp. (1)	6,492,000	81,043.55
A leader in the petrochemical industry.
Dongkuk Steel Mill Co., Ltd. (1)	3,355,000	69,090.47
A major manufacturer of steel plates in South Korea.
INI Steel Co. (1)	2,645,000	68,555.47
One of Korea's largest mini-mill steel manufacturers with a focus on construction-related steel products.
Cleveland-Cliffs Inc	650,000	56,621.38
The largest producer of iron ore pellets in North America.
Fuji Seal International, Inc. (1)	1,811,900	56,487.38
A leading manufacturer of machinery that makes shrink-wrap packaging sleeves and label decorations.
James Hardie Industries Ltd. (1)	7,423,446	50,810.35
Makes building materials including fiber cement, which is used in siding, walls and roofing.
Other securities		440,252	3.00
		822,858	5.60

Consumer staples - 3.81%
Nestlé India Ltd.	2,863,600	55,782.38
This Indian subsidiary of the Swiss food and beverage giant specializes in instant coffee, infant foods, milk products and noodles.
Anadolu Efes Biracilik ve Malt Sanayii AS (1)	2,060,950	55,312.38
Produces and markets soft drinks and beer in Turkey and Russia.
Other securities		449,127	3.05
		560,221	3.81

Utilities - 1.59%
Perusahaan Gas Negara (Persero) Tbk. (1)	150,410,000	61,206.42
Explores for and produces oil and gas in Indonesia.
Other securities		171,614	1.17
		232,820	1.59

Other - 1.15%
		168,952	1.15

Miscellaneous - 4.91%
Other common stocks in initial period of acquisition		721,191	4.91

Total common stocks (cost: $10,242,603,000)		13,421,440	91.36

Rights & warrants - 0.08%

Energy - 0.01%
OPTI Canada Inc., warrants, expire 2008 (1) (2) (3)	105,000	1,121.01

Other - 0.07%
		10,356.07
Total rights & warrants (cost: $568,000)		11,477.08

Convertible securities - 0.05%

Energy - 0.04%
OPTI Canada Inc., Series C, 5.00% convertible preferred (1) (2) (3)	210,000	6,430.04

Other - 0.01%
		1,568.01

Total convertible securities (cost: $26,785,000)		7,998.05

Bonds & notes - 0.05%

Total bonds & notes (cost: $9,199,000)		6,501.05

	Principal amount
Short-term securities - 8.54%	(000)

Barclays U.S. Funding LLC 3.755%-3.835% due 11/8-11/28/2005	$68,000	67,685.46
Dexia Delaware LLC 3.50%-3.705% due 10/14-11/17/2005	63,200	63,071.43
Nestlé Capital Corp. 3.59% due 10/27/2005 (3)	30,500	30,421
Alcon Capital Corp 3.49% due 10/14/2005 (3)	29,400	29,361.41
Mont Blanc Capital Corp. 3.63%-3.75% due 10/11-10/20/2005 (3)	55,000	54,913.37
BNP Paribas Finance Inc. 3.66%-3.855% due 10/31-12/2/2005	53,000	52,771.36
Royal Bank of Scotland PLC 3.54%-3.65% due 10/17-10/21/2005	51,000	50,903.34
Other securities		906,090	6.17

Total short-term securities (cost: $1,255,173,000)		1,255,215	8.54

Total investment securities (cost: $11,534,328,000)		14,702,631	100.08
Other assets less liabilities		(11,430)	(.08)

Net assets		$14,691,201	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares of that company. Some of the fund's affiliated holdings listed below are also among the fund's largest holdings and are shown in the preceding summary investment portfolio. The market value of the affiliated companies which are not among the fund's largest holdings is included in "Other securities" under their respective industry sectors.
Further details on these holdings and related transactions during the year ended September 30, 2005, appear below.

Company	Beginning shares	Purchases	Sales	Ending shares	Dividend income	Market value of affiliates at 9/30/05
					(000)	(000)

Quicksilver Resources Inc. (2)	1,992,300	2,356,850	250,000	4,099,150	$-	$195,898
OPTI Canada Inc. (2)	3,834,000	539,000	-	4,373,000	-	148,780
OPTI Canada Inc., Series C, 5.00% convertible preferred (1) (2) (3)	-	210,000	-	210,000	-	6,430
OPTI Canada Inc., warrants, expire 2008 (1) (2) (3)	-	105,000	-	105,000	-	1,121
CNET Networks, Inc. (2)	8,000,000	2,655,000	-	10,655,000	-	144,588
Daegu Bank, Ltd. (1)	6,907,500	3,432,390	-	10,339,890	1,873	125,768
Kingboard Chemical Holdings Ltd. (1)	39,882,000	6,064,000	-	45,946,000	1,809	114,575
Kingboard Chemical Holdings Ltd., warrants, expire 2006 (2)	3,988,200	-	-	3,988,200	-	1,440
Pusan Bank (1)	9,520,500	850,000	-	10,370,500	2,289	113,410
Semtech Corp. (2)	3,100,000	2,800,000	-	5,900,000	-	97,173
Downer EDI Ltd. (1)	18,231,412	470,000	-	18,701,412	2,437	86,351
United Stationers Inc. (2)	-	2,102,200	390,000	1,712,200	-	81,946
Hanwha Chemical Corp. (1)	-	6,492,000	-	6,492,000	706	81,043
Delta Petroleum Corp. (2)	545,000	2,772,500	100,000	3,217,500	-	66,924
Cymer, Inc. (2)	460,000	1,600,000	-	2,060,000	-	64,519
Lions Gate Entertainment Corp., USD denominated (2)	3,050,000	750,000	-	3,800,000	-	36,252
Lions Gate Entertainment Corp. (2)	2,728,500	-	-	2,728,500	-	25,969
Vail Resorts, Inc. (2)	-	2,050,000	-	2,050,000	-	58,938
Fuji Seal International, Inc. (1)	-	1,811,960	60	1,811,900	249	56,487
GSI Commerce, Inc. (2)	2,294,491	500,000	-	2,794,491	-	55,610
Samsung Engineering Co., Ltd. (1)	-	2,587,640	-	2,587,640	489	54,745
LS Industrial Systems Co., Ltd. (1)	1,950,000	-	-	1,950,000	782	54,349
Tetra Tech, Inc. (2)	1,000,000	2,162,500	-	3,162,500	-	53,193
Power Integrations, Inc. (2)	2,000,000	300,000	-	2,300,000	-	50,025
Wright Medical Group, Inc. (2)	-	2,000,000	-	2,000,000	-	49,360
Manhattan Associates, Inc. (2)	1,300,000	650,000	-	1,950,000	-	45,240
Paddy Power PLC (1)	1,617,700	904,000	-	2,521,700	511	44,413
Expro International Group PLC (1)	4,250,000	350,000	-	4,600,000	905	44,366
Conexant Systems, Inc. (2)	19,926,000	4,074,000	-	24,000,000	-	42,960
NutriSystem, Inc. (2)	-	1,706,800	-	1,706,800	-	42,704
Nabi Biopharmaceuticals (2)	-	3,050,000	-	3,050,000	-	39,955
O2Micro International Ltd. (2)	2,495,000	-	-	2,495,000	-	39,271
Ekornes ASA (1)	1,775,598	245,000	-	2,020,598	1,979	39,006
STX Shipbuilding Co., Ltd. (1)	-	1,493,000	-	1,493,000	-	33,764
STX Shipbuilding Co., Ltd., rights, expire 2005 (1) (2)	-	373,399	-	373,399	-	3,003
Korea Kumho Petrochemical Co., Ltd. (1)	1,292,160	518,780	-	1,810,940	604	36,502
Brooks Automation, Inc. (2)	-	2,725,000	-	2,725,000	-	36,324
Wing Tai Holdings Ltd. (1)	-	38,478,000	-	38,478,000	-	34,400
Lojas Renner SA (2)	-	1,380,000	-	1,380,000	-	34,158
iVillage Inc. (2)	-	4,690,000	-	4,690,000	-	34,049
Connetics Corp. (2)	-	2,000,000	-	2,000,000	-	33,820
JUMBO SA (1)	-	2,852,797	-	2,852,797	-	32,603
Hanil Cement Co., Ltd.	491,700	-	-	491,700	592	32,045
Restaurant Group PLC (1)	12,629,000	1,433,000	-	14,062,000	1,008	31,493
Hudson Highland Group, Inc. (2)	410,000	834,000	-	1,244,000	-	31,063
Atheros Communications, Inc. (2)	3,040,000	1,680,000	1,540,000	3,180,000	-	31,037
Billing Services Group Ltd. (1) (2)	-	16,548,800	-	16,548,800	-	30,994
Kenmare Resources PLC (2)	30,700,000	11,116,000	2,500,000	39,316,000	-	27,382
Kenmare Resources PLC, warrants, expire 2009 (2)	5,250,000	525,000	-	5,775,000	-	2,495
Kenmare Resources PLC, warrants, expire 2006	1,250,000	-	1,250,000	-	-	-
Saxon Capital, Inc.	-	2,520,000	-	2,520,000	3,936	29,862
Toho Pharmaceutical Co., Ltd. (1)	-	2,615,000	-	2,615,000	229	29,356
Centennial Bank Holdings, Inc. (1) (2) (3)	-	2,700,000	-	2,700,000	-	28,350
National Finance PCL (1)	-	86,650,000	-	86,650,000	247	27,771
Fourlis (1)	2,960,700	349,300	-	3,310,000	400	27,318
Ballast Nedam NV (1) (2)	-	628,753	-	628,753	-	27,296
Bloomsbury Publishing PLC (1)	3,365,000	1,290,000	-	4,655,000	243	27,292
Veeco Instruments Inc. (2)	1,700,000	-	101,477	1,598,523	-	25,640
DELTA HOLDING SA (1)	-	2,404,000	-	2,404,000	488	25,042
WD-40 Co.	1,020,900	-	120,900	900,000	856	23,859
Gaming VC Holdings SA	-	2,023,800	-	2,023,800	774	19,308
Energem Resources Inc. (2)	4,055,000	2,747,500	-	6,802,500	-	16,406
Energem Resources Inc. (1) (2) (3)	-	1,560,000	360,000	1,200,000	-	2,460
Energem Resources Inc., warrants, expire 2008 (1) (2) (3)	-	1,200,000	-	1,200,000	-	225
Energem Resources Inc., warrants, expire 2005	2,027,500	-	2,027,500	-	-	-
Energem Resources Inc., warrants, expire 2007	-	360,000	360,000	-	-	-
Sino-Forest Corp., Class A (2)	6,022,800	-	-	6,022,800	-	17,482
Halla Engineering & Construction Corp. (1)	-	626,000	-	626,000	-	16,938
Capital Lease Funding, Inc.	1,630,000	-	-	1,630,000	1,125	16,870
Allion Healthcare, Inc. (2)	-	864,221	-	864,221	-	15,565
Knot, Inc. (2) (3)	1,200,000	-	-	1,200,000	-	13,308
Knot, Inc. (2)	140,800	38,020	-	178,820	-	1,983
Ichia Technologies, Inc. (1)	14,789,617	2,205,560	-	16,995,177	563	15,056
Kyeryong Construction Industrial Co., Ltd. (1)	-	469,250	-	469,250	-	12,402
FirstAfrica Oil PLC (2)	-	96,515,000	-	96,515,000	-	12,338
Sharper Image Corp. (2)	950,000	-	-	950,000	-	11,970
Spark Networks PLC (1) (2) (3)	1,103,000	-	-	1,103,000	-	6,458
Spark Networks PLC (GDR) (1) (2)	384,600	362,400	-	747,000	-	4,859
Banro Corp. (1) (2) (3)	-	1,750,000	-	1,750,000	-	11,147
Interflex Co., Ltd. (1)	799,000	-	-	799,000	96	11,004
Silicon Graphics, Inc. (2)	14,000,000	-	-	14,000,000	-	10,920
Can Do Co., Ltd. (1)	-	7,900	-	7,900	79	8,901
Kiryung Electronics Co., Ltd. (1)	-	1,780,000	-	1,780,000	-	8,886
KEC Corp. (1)	523,540	4,711,860	-	5,235,400	210	8,596
Phoenix PDE Co., Ltd. (1)	-	1,500,000	-	1,500,000	-	7,861
Vision-Sciences, Inc. (2)	984,500	900,000	-	1,884,500	-	3,863
Ultraframe PLC	1,575,000	4,755,000	-	6,330,000	239	3,823
LTG Technologies PLC (1) (2)	17,785,714	-	-	17,785,714	-	3,293
Sanctuary Group PLC	21,490,000	2,056,700	-	23,546,700	186	2,450
Infoteria Corp. (1) (2) (3)	2,672	-	-	2,672	-	941
ZOOTS (1) (2) (3)	12,586,913	-	12,561,740	25,173	-	234
Advanced Medical Optics, Inc. (2) (4)	870,700	1,650,800	106,500	2,415,000	-	-
Anoto Group AB (4)	7,156,244	-	7,156,244	-	-	-
Ask Jeeves, Inc. (4)	3,700,000	85,000	3,785,000	-	-	-
Baycorp Advantage Ltd. (4)	13,160,383	-	13,160,383	-	-	-
BKN International AG (4)	965,000	-	965,000	-	-	-
California Pizza Kitchen, Inc. (4)	1,230,000	-	1,230,000	-	-	-
Charles Vögele Holding AG (1) (4)	516,684	-	364,684	152,000	109	-
Chung Hwa Pulp Corp. (4)	38,898,300	-	38,898,300	-	-	-
Clear Media Ltd. (1) (2) (4)	32,579,000	-	11,793,000	20,786,000	-	-
Converium Holding AG (4)	2,020,000	4,480,000	6,500,000	-	-	-
Converium Holding AG, rights, expire 2005 (4)	-	2,020,000	2,020,000	-	-	-
Creo Inc. (4)	430,000	-	430,000	-	-	-
Creo Inc., USD denominated (4)	3,134,000	-	3,134,000	-	-	-
Daelim Industrial Co., Ltd. (1) (4)	2,448,660	-	1,547,020	901,640	4,812	-
Eyetech Pharmaceuticals, Inc. (4)	2,624,000	75,000	2,699,000	-	-	-
Gladstone Commercial Corp. (4)	493,000	-	493,000	-	200	-
Golden Meditech Co. Ltd. (4)	61,394,000	-	61,394,000	-	-	-
Harvest Natural Resources, Inc. (2) (4)	1,910,900	535,500	800,900	1,645,500	-	-
Integrated Circuit Systems, Inc.(4)	4,110,000	635,000	4,745,000	-	-	-
Intermix Media, Inc. (4)	-	2,265,000	2,265,000	-	-	-
Kourakuen Corp. (1) (4)	-	827,600	351,600	476,000	213	-
Leitch Technology Corp. (4)	2,240,000	282,000	2,522,000	-	-	-
LG Insurance Co., Ltd. (4)	3,240,000	-	3,240,000	-	661	-
Lumenis Ltd. (4)	2,270,000	-	2,270,000	-	-	-
Magnum Hunter Resources, Inc. (4)	4,600,000	-	4,600,000	-	-	-
Mentor Graphics Corp. (2) (4)	4,530,000	340,000	1,511,645	3,358,355	-	-
Micronic Laser Systems AB (4)	2,403,002	-	2,403,002	-	-	-
O'Charley's Inc. (2) (4)	1,350,000	-	333,800	1,016,200	-	-
SBS Broadcasting SA (4)	1,855,000	5,000	1,860,000	-	-	-
School Specialty, Inc. (4)	1,210,000	-	1,210,000	-	-	-
SembCorp Logistics Ltd.(1) (4)	43,652,200	-	7,019,274	36,632,926	31,643	-
SIRVA, Inc. (2) (4)	2,700,000	1,800,000	2,076,600	2,423,400	-	-
Sohu.com Inc.(4)	2,350,000	-	2,350,000	-	-	-
Spinnaker Exploration Co. (4)	2,200,000	-	2,200,000	-	-	-
Sterling Bancshares, Inc. (4)	2,700,000	-	1,050,000	1,650,000	558	-
Tecan Group Ltd., Männedorf (1) (4)	598,083	76,134	458,631	215,586	217	-
Unwired Group Ltd. (1) (2) (4)	12,400,000	-	-	12,400,000	-	-
UTI Bank Ltd. (1) (4)	9,930,000	3,915,055	12,296,800	1,548,255	818	-
UTI Bank Ltd. (GDR) (1) (4)	-	802,645	-	802,645	-	-
Valora Holding AG (4)	222,000	-	222,000	-	-	-
Wilson Greatbatch Technologies, Inc. (2) (4)	1,386,800	376,600	773,000	990,400	-	-
					$65,135	$3,165,274

(1) Valued under fair value procedures adopted by authority of the Board of Directors. At September 30, 2005, 233 of the fund's securities, including those in "Other securities" and "Miscellaneous" in the summary investment portfolio (with aggregate value of $5,336,408,000), were fair valued under procedures that took into account significant price changes that occurred between the close of trading in those securities and the close of regular trading on the New York Stock Exchange.
(2) Security did not produce income during the last 12 months.
(3) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities, may require registration. The total value of all such restricted securities, including those in "Other securities" in the summary investment portfolio, was
$792,573,000, which represented 5.39% of the net assets of the fund.
(4) Unaffiliated issuer at 9/30/2005.

The description of the companies shown in the summary investment portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Report of Independent Registered Public Accounting Firm.

See Notes to Financial Statements

Financial statements
Statement of assets and liabilities at September 30, 2005	(dollars and shares in thousands, except per-share amounts)

Assets:
Investment securities at market:
Unaffiliated issuers (cost:$9,112,420)	$11,537,357
Affiliated issuers (cost: $2,421,908)	3,165,274	$14,702,631

Cash denominated in non-U.S. currencies
(cost: $9,485)		9,454
Cash		12,041
Receivables for:
Sales of investments	92,558
Sales of fund's shares	24,622
Dividends	10,781	127,961

		14,852,087
Liabilities:
Payables for:
Purchases of investments	126,478
Repurchases of fund's shares	14,094
Investment advisory services	6,940
Services provided by affiliates	4,897
Deferred Directors' compensation	1,228
Other fees and expenses	7,249	160,886

Net assets at September 30, 2005		$14,691,201

Net assets consist of:
Capital paid in on shares of capital stock		$11,425,056
Distributions in excess of net investment income		(36,611)
Undistributed net realized gain		140,876
Net unrealized appreciation		3,161,880

Net assets at September 30, 2005		$14,691,201

Total authorized capital stock - 800,000 shares, $0.01 par value (423,872 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share (1)

Class A	$12,543,923	360,800	$34.77
Class B	457,200	13,610	33.59
Class C	457,319	13,671	33.45
Class F	252,680	7,306	34.58
Class 529-A	178,082	5,134	34.68
Class 529-B	33,966	1,001	33.93
Class 529-C	76,860	2,264	33.94
Class 529-E	11,504	334	34.42
Class 529-F	12,421	359	34.64
Class R-1	12,377	363	34.07
Class R-2	258,297	7,578	34.09
Class R-3	187,557	5,455	34.39
Class R-4	66,564	1,919	34.68
Class R-5	142,451	4,078	34.93

(1) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for classes A and 529-A, for which the maximum offering prices per share were $36.89 and $36.80, respectively.

See Notes to Financial Statements

Statement of operations
for the year ended September 30, 2005 (dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. withholding
tax of $15,212; also includes
$65,135 from affiliates)	$203,358
Interest	27,758	$231,116

Fees and expenses(1):
Investment advisory services	84,038
Distribution services	38,413
Transfer agent services	15,378
Administrative services	3,669
Reports to shareholders	507
Registration statement and prospectus	256
Postage, stationery and supplies	1,906
Directors' compensation	497
Auditing and legal	197
Custodian	4,072
State and local taxes	255
Other	202

Total fees and expenses before reimbursements/waivers	149,390
Less reimbursement/waiver of fees and expenses:
Investment advisory services	6,401
Administrative services	612

Total fees and expenses after reimbursements/waivers		142,377

Net investment income		88,739

Net realized gain and unrealized
appreciation on investments and non-U.S. currency:
Net realized gain (loss) on:
Investments (including $152,434 net gain from affiliates)	1,243,406
Non-U.S. currency transactions	(3,187)	1,240,219

Net unrealized appreciation (depreciation) on:
Investments	1,634,674
Non-U.S. currency translations	(631)	1,634,043

Net realized gain and unrealized appreciation
on investments and non-U.S. currency		2,874,262

Net increase in net assets resulting
from operations		$2,963,001

(1) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

Statements of changes in net assets	(dollars in thousands)

	Year ended September 30
	2005	2004

Operations:
Net investment income	$88,739	$916
Net realized gain on investments and
non-U.S. currency transactions	1,240,219	1,342,453
Net unrealized appreciation
on investments and non-U.S. currency translations	1,634,043	358,032

Net increase in net assets
resulting from operations	2,963,001	1,701,401

Dividends paid to shareholders from net investment income and non-U.S. currency gains	(119,377)	(10,989)

Capital share transactions	823,855	880,345

Total increase in net assets	3,667,479	2,570,757

Net assets:
Beginning of year	11,023,722	8,452,965

End of year (including distributions in excess of net
investment income: $36,611 and $12,824, respectively)	$14,691,201	$11,023,722

See Notes to Financial Statements

Notes to financial statements

1.	Organization and significant accounting policies

Organization - SMALLCAP World Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital through investments in smaller companies in the U.S. and around the world.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica®  savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature

Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None

Classes B and 529-B	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to classes A and 529-A, respectively, after eight years

Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F after 10 years

Class 529-C	None	1% for redemptions within one year of purchase	None

Class 529-E	None	None	None

Classes F and 529-F	None	None	None

Classes R-1, R-2, R-3, R-4 and R-5	None	None	None

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Security valuation - Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Forward currency contracts are valued at the mean of representative quoted bid and asked prices. Securities and other assets for which representative market quotations are not readily available are fair valued as determined in good faith under procedures adopted by authority of the fund's Board of Directors. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions. If events occur that materially affect the value of securities (particularly non-U.S. securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities are fair valued.

Security transactions and related investment income - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Non-U.S. currency translation - Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect at the end of the reporting period. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

Forward currency contracts - The fund may enter into forward currency contracts, which represent agreements to exchange non-U.S. currencies on specific future dates at predetermined rates. The fund enters into these contracts to manage its exposure to changes in non-U.S. exchange rates arising from investments denominated in non-U.S. currencies. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates. Due to these risks, the fund could incur losses up to the entire contract amount, which may exceed the net unrealized value shown on the accompanying financial statements. On a daily basis, the fund values forward currency contracts based on the applicable exchange rates and records unrealized gains or losses. The fund records realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency.

2.	Non-U.S. investments

Investment risk - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

Taxation - Dividend and interest income is recorded net of non-U.S. withholding taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. For the year ended September 30, 2005, non-U.S. withholding taxes paid on realized gains were $471,000. As of September 30, 2005, non-U.S. taxes provided on unrealized gains were $6,294,000.

3. Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

Distributions - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in non-U.S. securities; deferred expenses; cost of investments sold; and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. As of September 30, 2005, the cost of investment securities for federal income tax purposes was $11,738,033,000.

During the year ended September 30, 2005, the fund reclassified $47,000 from distributions in excess of net investment income to capital paid in on shares of capital stock and $6,898,000 from undistributed net realized gains to undistributed net investment income to align financial reporting with tax reporting.

As of September 30, 2005, the components of distributable earnings on a tax basis were as follows (dollars in thousands):

Undistributed net investment income and non-U.S. currency gains	$ 170,845
Loss deferrals related to non-U.S. currency that were realized during the period November 1, 2004 through September 30, 2005	(3,907)
Undistributed long-term capital gains	142,261
Gross unrealized appreciation on investment securities	3,715,671
Gross unrealized depreciation on investment securities	(751,073)
Net unrealized appreciation on investment securities	2,964,598

During the year ended September 30, 2005, the fund realized, on a tax basis, a net capital gain of $1,228,262,000. The fund utilized a capital loss carryforward of $1,086,001,000 expiring in 2011, to offset capital gains realized by the fund during the year. Undistributed long-term capital gains of $142,261,000 reflect the utilization of this capital loss carryforward.

Ordinary income distributions paid to shareholders from net investment income and non-U.S. currency gains were as follows (dollars in thousands):

Share class	Year ended September 30, 2005	Year ended September 30, 2004
Class A	$109,685	$10,144
Class B	1,283	-
Class C	1,395	-
Class F	1,691	202
Class 529-A	1,252	148
Class 529-B	73	-
Class 529-C	159	-
Class 529-E	57	2
Class 529-F	83	12
Class R-1	34	2
Class R-2	841	50
Class R-3	925	80
Class R-4	307	25
Class R-5	1,592	324
Total	$119,377	$10,989

4. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund’s transfer agent, and American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund’s shares.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.800% on the first billion of daily net assets and decreasing to 0.595% on such assets in excess of $27 billion. CRMC is currently waiving a portion of investment advisory services fees. At the beginning of the period, CRMC waived 5% of these fees and increased the waiver to 10% on April 1, 2005. During the year ended September 30, 2005, total investment advisory services fees waived by CRMC were $6,401,000. As a result, the fee shown on the accompanying financial statements of $84,038,000, which was equivalent to an annualized rate of 0.654%, was reduced to $77,637,000, or 0.604% of average daily net assets.

Class-specific fees and expenses - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of Directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted on the following page. In some cases, the Board of Directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. The remaining amounts available to be paid under each plan are paid to selling dealers to compensate them for their selling activities.

For classes A and 529-A, the Board of Directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of September 30, 2005, there were no unreimbursed expenses subject to reimbursement for classes A or 529-A.

Share class	Currently approved limits	Plan limits

Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F, 529-F and R-4	0.25	0.50

Transfer agent services - The fund has a transfer agent agreement with AFS for classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

Administrative services - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than classes A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. For the year ended September 30, 2005, the total administrative services fees paid by CRMC were $6,000, $576,000, and $30,000 for classes R-1, R-2, and R-3, respectively. Administrative services fees are presented gross of any payments made by CRMC. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the year ended September 30, 2005, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$26,910	$14,789	Not applicable	Not applicable	Not applicable
Class B	3,950	589	Not applicable	Not applicable	Not applicable
Class C	3,622	Included in administrative services	$545	$141	Not applicable
Class F	464		249	62	Not applicable
Class 529-A	220		187	31	$ 137
Class 529-B	279		38	18	28
Class 529-C	596		82	31	59
Class 529-E	44		12	2	9
Class 529-F	14		13	2	10
Class R-1	86		13	11	Not applicable
Class R-2	1,439		288	1,089	Not applicable
Class R-3	680		204	212	Not applicable
Class R-4	109		65	6	Not applicable
Class R-5	Not applicable		122	3	Not applicable
Total	$38,413	$15,378	$1,818	$1,608	$243

Deferred Directors’ compensation - Since the adoption of the deferred compensation plan in 1993, Directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $497,000, shown on the accompanying financial statements, includes $272,000 in current fees (either paid in cash or deferred) and a net increase of $225,000 in the value of the deferred amounts.

Affiliated officers and Directors - Officers and certain Directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Directors received any compensation directly from the fund.

5. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales(1)		Reinvestments of dividends		Repurchases(1)		Net increase
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended September 30, 2005
Class A	$1,764,979	56,402	$104,783	3,514	$(1,571,969)	(50,360)	$297,793	9,556
Class B	82,691	2,739	1,249	43	(42,411)	(1,396)	41,529	1,386
Class C	157,635	5,220	1,347	47	(54,448)	(1,800)	104,534	3,467
Class F	123,722	3,962	1,525	51	(41,375)	(1,331)	83,872	2,682
Class 529-A	56,362	1,807	1,252	42	(6,921)	(220)	50,693	1,629
Class 529-B	7,446	245	73	2	(1,115)	(36)	6,404	211
Class 529-C	23,292	760	159	6	(3,018)	(98)	20,433	668
Class 529-E	3,861	125	57	2	(311)	(10)	3,607	117
Class 529-F	3,591	116	82	3	(547)	(17)	3,126	102
Class R-1	6,890	224	34	1	(1,901)	(62)	5,023	163
Class R-2	127,485	4,134	841	29	(42,526)	(1,375)	85,800	2,788
Class R-3	101,847	3,299	925	31	(29,495)	(950)	73,277	2,380
Class R-4	46,825	1,502	307	10	(10,087)	(321)	37,045	1,191
Class R-5	25,084	791	1,405	47	(15,770)	(506)	10,719	332

Total net increase
(decrease)	$2,531,710	81,326	$114,039	3,828	$(1,821,894)	(58,482)	$823,855	26,672

Year ended September 30, 2004
Class A	$1,812,353	66,943	$9,695	376	$(1,443,662)	(53,445)	$378,386	13,874
Class B	121,394	4,620	-	-	(34,047)	(1,301)	87,347	3,319
Class C	159,066	6,069	-	-	(36,076)	(1,382)	122,990	4,687
Class F	96,511	3,572	184	7	(38,184)	(1,414)	58,511	2,165
Class 529-A	48,055	1,777	148	6	(2,869)	(105)	45,334	1,678
Class 529-B	9,482	357	-	-	(352)	(13)	9,130	344
Class 529-C	21,568	810	-	-	(1,731)	(65)	19,837	745
Class 529-E	2,989	111	2	-*	(219)	(8)	2,772	103
Class 529-F	4,757	178	12	-*	(1,179)	(44)	3,590	134
Class R-1	4,372	164	2	-*	(1,364)	(52)	3,010	112
Class R-2	98,778	3,680	50	2	(23,685)	(887)	75,143	2,795
Class R-3	64,095	2,376	80	3	(16,637)	(619)	47,538	1,760
Class R-4	16,354	606	25	1	(7,980)	(310)	8,399	297
Class R-5	33,209	1,221	284	11	(15,135)	(560)	18,358	672

Total net increase
(decrease)	$2,492,983	92,484	$10,482	406	$(1,623,120)	(60,205)	$880,345	32,685

* Amount less than one thousand.
(1) Includes exchanges between share classes of the fund.

6. Investment transactions and other disclosures

The fund made purchases and sales of investment securities, excluding short-term securities, of $5,645,005,000 and $5,399,821,000, respectively, during the year ended September 30, 2005.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended September 30, 2005, the custodian fee of $4,072,000, shown on the accompanying financial statements, includes $48,000 that was offset by this reduction, rather than paid in cash.

CollegeAmerica is a registered trademark of and sponsored by the Virginia College Savings Plan.SM

Financial highlights(1)

	Income (loss) from investment operations (2)					Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss )		Net gains (losses) on securities (both realized and unrealized )	Total from investment operations	Dividends (from net investment income )	Distributions (from capital gains )	Total dividends and distributions	Net asset value, end of period	Total return(3)	Net assets, end of period (in millions	)		Ratio of expenses to average net assets before reimburse-ments/ waivers		Ratio of expenses to average net assets after reimburse-ments/ waivers(4)		Ratio of net income (loss) to average net assets
Class A:
Year ended 9/30/2005	$27.82	$.24		$7.02	$7.26	$(.31)	-	$(.31)	$34.77	26.28%	$12,544			1.09%		1.04%		.76%
Year ended 9/30/2004	23.22	.02		4.61	4.63	(.03)	-	(.03)	27.82	19.95	9,771			1.12		1.12		.06
Year ended 9/30/2003	17.53	(.01)		5.70	5.69	-	-	-	23.22	32.46	7,833			1.19		1.19		(.07)
Year ended 9/30/2002	18.62	(.07)		(.98)	(1.05)	(.04)	-	(.04)	17.53	(5.69)	6,283			1.17		1.17		(.32)
Year ended 9/30/2001	40.24	-	(5)	(16.33)	(16.33)	-	(5.29)	(5.29)	18.62	(44.95)	7,265			1.09		1.09		(.01)
Class B:
Year ended 9/30/2005	26.90	-	(5)	6.79	6.79	(.10)	-	(.10)	33.59	25.31	457			1.86		1.81		(.01)
Year ended 9/30/2004	22.60	(.18)		4.48	4.30	-	-	-	26.90	19.03	329			1.88		1.88		(.69)
Year ended 9/30/2003	17.20	(.16)		5.56	5.40	-	-	-	22.60	31.40	201			1.97		1.97		(.85)
Year ended 9/30/2002	18.38	(.23)		(.95)	(1.18)	-	-	-	17.20	(6.42)	118			1.95		1.95		(1.09)
Year ended 9/30/2001	40.08	(.21)		(16.20)	(16.41)	-	(5.29)	(5.29)	18.38	(45.38)	86			1.89		1.89		(.81)
Class C:
Year ended 9/30/2005	26.82	(.02)		6.78	6.76	(.13)	-	(.13)	33.45	25.27	457			1.90		1.85		(.05)
Year ended 9/30/2004	22.54	(.19)		4.47	4.28	-	-	-	26.82	18.99	274			1.92		1.91		(.71)
Year ended 9/30/2003	17.15	(.16)		5.55	5.39	-	-	-	22.54	31.43	124			1.97		1.97		(.85)
Year ended 9/30/2002	18.33	(.22)		(.95)	(1.17)	(.01)	-	(.01)	17.15	(6.42)	56			1.96		1.96		(1.08)
Period from 3/15/2001 to 9/30/2001	23.06	(.16)		(4.57)	(4.73)	-	-	-	18.33	(20.51)	17			2.11	(6)	2.11	(6)	(1.11)	(6)
Class F:
Year ended 9/30/2005	27.70	.23		6.98	7.21	(.33)	-	(.33)	34.58	26.23	253			1.12		1.07		.72
Year ended 9/30/2004	23.16	.02		4.58	4.60	(.06)	-	(.06)	27.70	19.90	128			1.15		1.14		.06
Year ended 9/30/2003	17.48	(.01)		5.69	5.68	-	-	-	23.16	32.49	57			1.18		1.18		(.06)
Year ended 9/30/2002	18.60	(.07)		(.98)	(1.05)	(.07)	-	(.07)	17.48	(5.73)	24			1.20		1.20		(.32)
Period from 3/15/2001 to 9/30/2001	23.27	(.03)		(4.64)	(4.67)	-	-	-	18.60	(20.07)	7			1.23	(6)	1.23	(6)	(.21)	(6)
Class 529-A:
Year ended 9/30/2005	27.79	.22		7.00	7.22	(.33)	-	(.33)	34.68	26.19	178			1.14		1.08		.71
Year ended 9/30/2004	23.24	.02		4.60	4.62	(.07)	-	(.07)	27.79	19.90	97			1.14		1.14		.06
Year ended 9/30/2003	17.53	.01		5.70	5.71	-	-	-	23.24	32.57	42			1.11		1.11		.03
Period from 2/19/2002 to 9/30/2002	21.68	(.03)		(4.12)	(4.15)	-	-	-	17.53	(19.14)	15			1.18	(6)	1.18	(6)	(.25)	(6)
Class 529-B:
Year ended 9/30/2005	27.20	(.05)		6.87	6.82	(.09)	-	(.09)	33.93	25.11	34			2.02		1.96		(.17)
Year ended 9/30/2004	22.88	(.23)		4.55	4.32	-	-	-	27.20	18.88	22			2.04		2.04		(.84)
Year ended 9/30/2003	17.43	(.19)		5.64	5.45	-	-	-	22.88	31.27	10			2.09		2.09		(.95)
Period from 2/20/2002 to 9/30/2002	21.82	(.14)		(4.25)	(4.39)	-	-	-	17.43	(20.12)	3			2.08	(6)	2.08	(6)	(1.15)	(6)
Class 529-C:
Year ended 9/30/2005	27.21	(.05)		6.87	6.82	(.09)	-	(.09)	33.94	25.13	77			2.00		1.95		(.16)
Year ended 9/30/2004	22.89	(.22)		4.54	4.32	-	-	-	27.21	18.87	43			2.03		2.03		(.83)
Year ended 9/30/2003	17.44	(.18)		5.63	5.45	-	-	-	22.89	31.25	20			2.07		2.07		(.94)
Period from 2/20/2002 to 9/30/2002	21.82	(.14)		(4.24)	(4.38)	-	-	-	17.44	(20.07)	7			2.05	(6)	2.05	(6)	(1.12)	(6)
Class 529-E:
Year ended 9/30/2005	27.58	.12		6.96	7.08	(.24)	-	(.24)	34.42	25.81	12			1.47		1.42		.37
Year ended 9/30/2004	23.09	(.08)		4.59	4.51	(.02)	-	(.02)	27.58	19.52	6			1.50		1.49		(.29)
Year ended 9/30/2003	17.50	(.07)		5.66	5.59	-	-	-	23.09	31.94	3			1.53		1.53		(.38)
Period from 3/15/2002 to 9/30/2002	23.21	(.06)		(5.65)	(5.71)	-	-	-	17.50	(24.60)	1			1.51	(6)	1.51	(6)	(.60)	(6)
Class 529-F:
Year ended 9/30/2005	27.72	.23		6.99	7.22	(.30)	-	(.30)	34.64	26.22	12			1.11		1.06		.74
Year ended 9/30/2004	23.20	(.01)		4.60	4.59	(.07)	-	(.07)	27.72	19.81	7			1.25		1.24		(.04)
Year ended 9/30/2003	17.53	(.02)		5.69	5.67	-	-	-	23.20	32.34	3			1.27		1.27		(.10)
Period from 9/17/2002 to 9/30/2002	18.24	-	(5)	(.71)	(.71)	-	-	-	17.53	(3.89)	-		(7)	.04		.04		.01
Class R-1:
Year ended 9/30/2005	$27.34	$(.01)		$6.90	$6.89	$(.16)	-	$(.16)	$34.07	25.27%	$12			1.97%		1.85%		(.05)%
Year ended 9/30/2004	23.00	(.19)		4.55	4.36	(.02)	-	(.02)	27.34	18.98	6			2.01		1.91		(.71)
Year ended 9/30/2003	17.49	(.16)		5.67	5.51	-	-	-	23.00	31.50	2			2.43		1.93		(.78)
Period from 6/19/2002 to 9/30/2002	21.60	(.04)		(4.07)	(4.11)	-	-	-	17.49	(19.03)	-		(7)	7.56		.54		(.22)
Class R-2:
Year ended 9/30/2005	27.36	(.01)		6.90	6.89	(.16)	-	(.16)	34.09	25.28	258			2.17		1.82		(.03)
Year ended 9/30/2004	23.00	(.18)		4.56	4.38	(.02)	-	(.02)	27.36	19.05	131			2.30		1.88		(.67)
Year ended 9/30/2003	17.49	(.15)		5.66	5.51	-	-	-	23.00	31.50	46			2.59		1.89		(.75)
Period from 5/31/2002 to 9/30/2002	22.62	(.05)		(5.08)	(5.13)	-	-	-	17.49	(22.68)	2			.85		.63		(.29)
Class R-3:
Year ended 9/30/2005	27.58	.11		6.96	7.07	(.26)	-	(.26)	34.39	25.75	188			1.51		1.44		.36
Year ended 9/30/2004	23.12	(.08)		4.59	4.51	(.05)	-	(.05)	27.58	19.52	85			1.55		1.49		(.28)
Year ended 9/30/2003	17.51	(.07)		5.68	5.61	-	-	-	23.12	32.04	30			1.67		1.51		(.37)
Period from 6/20/2002 to 9/30/2002	21.43	(.02)		(3.90)	(3.92)	-	-	-	17.51	(18.29)	2			.52		.42		(.11)
Class R-4:
Year ended 9/30/2005	27.79	.23		7.01	7.24	(.35)	-	(.35)	34.68	26.25	67			1.12		1.06		.74
Year ended 9/30/2004	23.22	.02		4.61	4.63	(.06)	-	(.06)	27.79	19.95	20			1.13		1.13		.07
Year ended 9/30/2003	17.53	-	(5)	5.69	5.69	-	-	-	23.22	32.46	10			1.17		1.16		(.02)
Period from 7/24/2002 to 9/30/2002	18.55	(.01)		(1.01)	(1.02)	-	-	-	17.53	(5.50)	-		(7)	.70		.21		(.03)
Class R-5:
Year ended 9/30/2005	27.97	.33		7.05	7.38	(.42)	-	(.42)	34.93	26.62	142			.81		.76		1.04
Year ended 9/30/2004	23.33	.10		4.64	4.74	(.10)	-	(.10)	27.97	20.34	105			.82		.81		.36
Year ended 9/30/2003	17.55	.05		5.73	5.78	-	-	-	23.33	32.93	72			.83		.83		.28
Period from 5/15/2002 to 9/30/2002	23.36	-	(5)	(5.81)	(5.81)	-	-	-	17.55	(24.87)	53			.31		.31		.01

	Year ended September 30
	2005	2004	2003	2002	2001

Portfolio turnover rate for all classes of shares	45%	48%	49%	51%	60%

(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges. During some of the periods shown, CRMC reduced
(4) The ratios in this column reflect the impact, if any, of certain reimbursements/waivers from CRMC.
fees for investment advisory services for all share classes. In addition, during the start-up period for the retirement plan share classes
(except Class R-5), CRMC agreed to pay a portion of the fees related to transfer agent services.
(5) Amount less than one cent.
(6) Annualized.
(7) Amount less than $1 million.

See Notes to Financial Statements

Report of independent registered public accounting firm

To the Shareholders and Board of Directors of SMALLCAP World Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of SMALLCAP World Fund, Inc. (the “Fund”), including the summary investment portfolio, as of September 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of SMALLCAP World Fund, Inc. as of September 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Costa Mesa, California
November 9, 2005

Tax information          unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The information below is provided for the fund’s fiscal year ended September 30, 2005.

The amount of foreign tax credit passed through to shareholders for the fiscal year is $13,692,000. Foreign source income earned by the fund for the fiscal year was $204,935,000.

Individual shareholders are eligible for reduced tax rates on qualified dividend income. The fund designates $161,757,000 of the dividends received as qualified dividend income.

Corporate shareholders may exclude up to 70% of qualifying dividends. The fund designates $30,940,000 of dividends received as qualified dividend income.

For state tax purposes, certain states may exempt from income taxation that portion of the income dividends paid by the fund that were derived from direct U.S. government obligations. The fund designates $682,000 as interest derived on direct U.S. government obligations.

Individual shareholders should refer to their Form 1099-DIV or other tax information, which will be mailed in January 2006, to determine the calendar year amounts to be included on their 2005 tax returns. Shareholders should consult their tax advisers.

Other share class resultsunaudited

Class B, Class C, Class F and Class 529

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For the most current information and month-end results, visit americanfunds.com.
Average annual total returns for periods
ended September 30, 2005:	1 year	5 years	Life of class

Class B shares — first sold 3/15/00
Reflecting applicable contingent deferred sales charge
(CDSC), maximum of 5%, payable only if shares
are sold within six years of purchase	+20.31%	-0.30%	-2.99%
Not reflecting CDSC	+25.31%	+0.03%	-2.84%

Class C shares — first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable only if
shares are sold within one year of purchase	+24.27%	—	+8.64%
Not reflecting CDSC	+25.27%	—	+8.64%

Class F shares[1]— first sold 3/15/01
Not reflecting annual asset-based fee charged
by sponsoring firm	+26.23%	—	+9.51%

Class 529-A shares[2]— first sold 2/19/02
Reflecting 5.75% maximum sales charge	+18.91%	—	+12.47%
Not reflecting maximum sales charge	+26.19%	—	+14.33%

Class 529-B shares[2]— first sold 2/20/02
Reflecting applicable CDSC, maximum of 5%, payable
only if shares are sold within six years of purchase	+20.11%	—	+12.50%
Not reflecting CDSC	+25.11%	—	+13.11%

Class 529-C shares[2]— first sold 2/20/02
Reflecting CDSC, maximum of 1%, payable only if
shares are sold within one year of purchase	+24.13%	—	+13.12%
Not reflecting CDSC	+25.13%	—	+13.12%

Class 529-E shares[1,2]— first sold 3/15/02	+25.81%	—	+12.03%

Class 529-F shares[1,2]— first sold 9/17/02
Not reflecting annual asset-based fee charged
by sponsoring firm	+26.22%	—	+24.05%

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on page 24 for details.

1 These shares are sold without any initial or contingent deferred sales charge.
2 Results shown do not reflect the $10 initial account setup fee and an annual $10 account maintenance fee.

There are several ways to invest in SMALLCAP World Fund. Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. Other share classes, which are generally not available for certain employer-sponsored retirement plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.77 percentage points higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge (“CDSC”) of up to 5% that declines over time. Class C shares were subject to annual expenses 0.81 percentage points higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had higher annual expenses (by 0.03 percentage points) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.

Expense example                       unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2005, through September 30, 2005).

Actual expenses:

The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts and CollegeAmerica accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and Class 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts and CollegeAmerica accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and Class 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4/1/2005	Ending account value 9/30/2005	Expenses paid during period1	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,115.84	$5.36	1.01%
Class A -- assumed 5% return	1,000.00	1,020.00	5.11	1.01
Class B -- actual return	1,000.00	1,111.16	9.47	1.79
Class B -- assumed 5% return	1,000.00	1,016.09	9.05	1.79
Class C -- actual return	1,000.00	1,111.31	9.63	1.82
Class C -- assumed 5% return	1,000.00	1,015.94	9.20	1.82
Class F -- actual return	1,000.00	1,115.48	5.52	1.04
Class F -- assumed 5% return	1,000.00	1,019.85	5.27	1.04
Class 529-A -- actual return	1,000.00	1,115.48	5.62	1.06
Class 529-A -- assumed 5% return	1,000.00	1,019.75	5.37	1.06
Class 529-B -- actual return	1,000.00	1,110.63	10.21	1.93
Class 529-B -- assumed 5% return	1,000.00	1,015.39	9.75	1.93
Class 529-C -- actual return	1,000.00	1,110.62	10.16	1.92
Class 529-C -- assumed 5% return	1,000.00	1,015.44	9.70	1.92
Class 529-E -- actual return	1,000.00	1,113.56	7.36	1.39
Class 529-E -- assumed 5% return	1,000.00	1,018.10	7.03	1.39
Class 529-F -- actual return	1,000.00	1,115.96	4.99	.94
Class 529-F -- assumed 5% return	1,000.00	1.020.36	4.76	.94
Class R-1 -- actual return	1,000.00	1,111.23	9.69	1.83
Class R-1 -- assumed 5% return	1,000.00	1,015.89	9.25	1.83
Class R-2 -- actual return	1,000.00	1,111.50	9.53	1.80
Class R-2 -- assumed 5% return	1,000.00	1,016.04	9.10	1.80
Class R-3 -- actual return	1,000.00	1,113.33	7.47	1.41
Class R-3 -- assumed 5% return	1,000.00	1,018.00	7.13	1.41
Class R-4 -- actual return	1,000.00	1,115.48	5.52	1.04
Class R-4 -- assumed 5% return	1,000.00	1,019.85	5.27	1.04
Class R-5 -- actual return	1,000.00	1,117.41	3.87	.73
Class R-5 -- assumed 5% return	1,000.00	1,021.41	3.70	.73

1 Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (183), and divided by 365 (to reflect the one-half year period).

Approval of renewal of Investment Advisory and Service Agreement

The fund’s Board members have approved the renewal of the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through November 30, 2006. The renewal of the agreement was approved by the Board following the recommendation of the fund’s Contracts Committee (the “committee”), which is comprised of all of the fund’s independent Board members. The information, material facts and conclusions that formed the basis for the committee’s recommendation and the Board’s subsequent approval are described below.

1. Information received

Materials reviewed — During the course of each year, the independent Board members receive a wide variety of materials relating to the services provided by CRMC, including reports on the fund’s investment results, portfolio composition, portfolio trading practices, shareholder services, and other information relating to the nature, extent and quality of services provided by CRMC to the fund. In addition, the committee requests and reviews supplementary information that includes extensive materials regarding the fund’s investment results, advisory fee and expense comparisons (including comparisons to advisory fees charged by an affiliate of CRMC to institutional clients), financial and profitability information regarding CRMC, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management and administrative services to the fund.

Review process — The committee received assistance and advice regarding legal and industry standards from independent counsel to the independent Board members. The committee discussed the renewal of the agreement with CRMC representatives and in a private session with independent legal counsel at which no representatives of CRMC were present. In deciding to recommend the renewal of the agreement, the committee did not identify any single or particular piece of information that, in isolation, was the controlling factor. This summary describes the most important, but not all, of the factors considered by the Board and the committee.

2. Nature, extent and quality of services

CRMC, its personnel and its resources — The Board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board and the committee also considered that CRMC made available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, results and portfolio accounting. They considered CRMC’s commitment to investing in information technology supporting investment management and compliance. They further considered CRMC’s continuing need to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Other services — The Board and the committee considered CRMC’s policies, procedures and systems to ensure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Board members informed; and its attention to matters that may involve conflicts of interest with the fund. The Board and the committee also considered the nature, extent, quality and cost of administrative, distribution and shareholder services provided by CRMC to the fund under the agreement and other agreements, including the information technology, legal, and fund accounting and treasury functions.

The Board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and will continue to benefit the fund and its shareholders.

3. Investment results

The Board and committee considered the investment results of the fund in light of its objective of long-term growth of capital through investments primarily in stocks of companies located around the world with small market capitalizations measured at the time of purchase. They compared the fund’s total returns with the total returns of the Lipper Global Small Company Index (the Lipper category that includes the fund) and the averages of the funds included in the index each year. In reviewing the fund’s relative performance, the Board and the committee took into account the fund’s unique characteristics and its asset size, diversification and range of investments.

The Board and the committee noted that for the four months ended April 30, 2005, and the five-year period ended April 30, 2005, the fund’s investment results were below the median of the Lipper Global Small Company Index, but that for the more relevant 10-year period ending April 30, 2005, the fund’s investment results were at the median. The Board and the committee also noted that the fund was more than twice as large as any other fund in the Lipper Global Small Company Index, which made comparisons difficult to assess on a relative basis. The Board and the committee ultimately concluded that CRMC was conscientiously implementing the fund’s investment objective and the CRMC’s record in managing the fund indicates that its continued management will benefit the fund and its shareholders.

4. Advisory fees and total expenses

The Board and the committee compared the advisory fees and total expenses of the fund (each as a percentage of average net assets) with the median fee and expense levels of all other funds in the Lipper Global Small Company Funds Index. The Board and the committee observed that the fund’s advisory fee was below the median of the other funds included in the index for the year ended September 30, 2004, and below the median of the other funds for the previous nine years, and that its total expenses were below the median for all such other funds for the 10 years ended September 30, 2004. The Board and the committee also noted the complexwide 5% voluntary advisory fee waiver that CRMC put into effect during 2004, and the additional 5% advisory fee waiver implemented effective April 1, 2005. The Board and the committee concluded that the relatively low level of the fees charged by CRMC will benefit the fund and its shareholders.

The Board and the committee also reviewed information regarding the advisory fees paid by institutional clients of an affiliate of CRMC with similar investment mandates. They concluded that, although the fees paid by those clients generally were lower than those paid by American Funds, the differences appropriately reflected CRMC’s significantly greater responsibilities with respect to American Funds and the more comprehensive regulatory regime applicable to mutual funds.

5. Adviser costs, level of profits and economies of scale

The Board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, as well as the resulting level of profits to CRMC, noting that those results were comparable to the reported results of several large, publicly held investment management companies. The committee also received information during the past year regarding the structure and manner in which CRMC’s investment professionals were compensated and CRMC’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board and the committee considered CRMC’s willingness to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements. They further considered that breakpoints in the fund’s advisory fee structure provide for reductions in the level of fees charged by CRMC to the fund as fund assets increase, reflecting economies of scale in the cost of operations that are shared with fund shareholders. The Board and the committee concluded that the fund’s cost structure was reasonable and that CRMC was sharing economies of scale with the fund and its shareholders, to their benefit.

6. Ancillary benefits

The Board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliate. The Board and the committee reviewed CRMC’s portfolio trading practices, noting that, while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers.

7. Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board and the committee concluded that the agreement is fair and reasonable to the fund and its shareholders, that the fund’s shareholders received reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund, and that the renewal of the agreement was in the best interests of the fund and its shareholders.

Board of Directors

“Non-interested” Directors

	Year first
	elected
	a Director
Name and age	of the fund[1]	Principal occupation(s) during past five years

Joseph C. Berenato, 59	2000	Chairman of the Board and CEO, Ducommun Incorporated (aerospace components manufacturer)

Ambassador	1993	Corporate director and author; former U.S.
Richard G. Capen, Jr., 71		Ambassador to Spain; former Vice Chairman, Knight-Ridder, Inc. (communications company); former Chairman and Publisher, The Miami Herald

H. Frederick Christie, 72	1990	Private investor; former President and CEO, The Mission Group (non-utility holding company, subsidiary of Southern California Edison Company)

John G. Freund, 52	2000	Founder and Managing Director, Skyline Ventures (venture capital investor in health care companies); former Managing Director — Alternative Asset Management Group, Chancellor Capital Management

Leonade D. Jones, 58	1995	Co-founder, VentureThink LLC (developed and managed e-commerce businesses) and Versura Inc. (education loan exchange); former Treasurer, The Washington Post Company

William H. Kling, 63	1990	President, American Public Media Group
Chairman of the Board
(Independent and Non-Executive)

Norman R. Weldon, Ph.D., 71	1990
Managing Director, Partisan Management Group, Inc. (venture capital investor in medical device companies); former Chairman of the Board, Novoste Corporation; former President and Director, Corvita Corporation

Patricia K. Woolf, Ph.D., 71	1990	Private investor; corporate director; former Lecturer, Department of Molecular Biology, Princeton University

“Non-interested” Directors

	Number of
	portfolios
	in fund
	complex[2]
	overseen by
Name and age	Director	Other directorships[3] held by Director

Joseph C. Berenato, 59	6	Ducommun Incorporated

Ambassador	14	Carnival Corporation
Richard G. Capen, Jr., 71

H. Frederick Christie, 72	19	Ducommun Incorporated; IHOP Corporation; Southwest Water Company

John G. Freund, 52	2	XenoPort, Inc.

Leonade D. Jones, 58	6	None

William H. Kling, 63	6	Irwin Financial Corporation
Chairman of the Board		St. Paul Travelers Companies
(Independent and Non-Executive)

Norman R. Weldon, Ph.D., 71	3	AtriCure, Inc.

Patricia K. Woolf, Ph.D., 71	6	Chemtura Corporation; First Energy Corporation

“Interested” Directors[4]

	Year first
	elected a
	Director or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the principal
position with fund	the fund[1]	underwriter of the fund

Gordon Crawford, 58	1992	Senior Vice President and Director, Capital Research
Vice Chairman of the Board		and Management Company

Gregory W. Wendt, 44	1992	Senior Vice President, Capital Research Company;[5]
President		Director, American Funds Distributors, Inc.;[5] Director, Capital Management Services, Inc.[5]

“Interested” Directors[4]

	Number of
	portfolios
	in fund
	complex[2]
Name, age and	overseen by
position with fund	Director	Other directorships[3] held by Director

Gordon Crawford, 58	2	None
Vice Chairman of the Board

Gregory W. Wendt, 44	1	None
President

The statement of additional information includes additional information about fund Directors and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all Directors and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Fund Secretary.

1 Directors and officers of the fund serve until their resignation, removal or retirement.
2 Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which serves as the underlying investment vehicle for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain nonprofit organizations.
3 This includes all directorships (other than those in the American Funds) that are held by each Director as a director of a public company or a registered investment company.
4 “Interested persons” within the meaning of the 1940 Act, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
5 Company affiliated with Capital Research and Management Company.

Other officers

	Year first
	elected	Principal occupation(s) during past five years
Name, age and	an officer	and positions held with affiliated entities or
position with fund	of the fund[1]	the principal underwriter of the fund

J. Blair Frank, 39	1999	Vice President, Capital Research Company[5]
Senior Vice President

Grant L. Cambridge, 43	2001	Vice President and Director, Capital Research
Vice President		Company[5]

Brady L. Enright, 38	2004	Senior Vice President, Capital Research Company[5]
Vice President

Jonathan O. Knowles, 44	2000	Senior Vice President, Capital Research Company[5]
Vice President

Chad L. Norton, 45	1990	Vice President — Fund Business Management
Secretary		Group, Capital Research and Management Company

David A. Pritchett, 39	1999	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

Steven I. Koszalka, 41	2005	Fund Boards Specialist, Capital Research and
Assistant Secretary		Management Company

Sheryl F. Johnson, 37	1998	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823

Transfer agent for shareholder accounts
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02105-1713

Counsel
Paul, Hastings, Janofsky & Walker LLP
55 Second Street
San Francisco, CA 94105-3441

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds and CollegeAmerica. This and other important information is contained in the fund’s prospectus and the CollegeAmerica program description, which can be obtained from your financial adviser and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com. If you reside in a state other than Virginia, there may be an in-state plan that provides tax and other benefits not available through CollegeAmerica. Talk to your tax adviser. CollegeAmerica is distributed by American Funds Distributors and sold through unaffiliated intermediaries.

“American Funds Proxy Voting Guidelines” — which describes how we vote proxies relating to portfolio securities — is available free of charge on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov, on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the SEC for the 12 months ended June 30 by August 31. The report also is available on the SEC and American Funds websites.

A complete September 30, 2005, portfolio of SMALLCAP World Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

SMALLCAP World Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. (800/SEC-0330). Additionally, the list of portfolio holdings also is available by calling AFS.

This report is for the information of shareholders of SMALLCAP World Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2005, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American Funds®]

CollegeAmerica is sponsored by
Virginia College Savings PlanSM

What makes American Funds different?

For more than 70 years, we have followed a consistent philosophy that we firmly believe is in our investors’ best interests. The range of opportunities offered by our family of just 29 carefully conceived, broadly diversified funds has attracted over 30 million shareholder accounts.

Our unique combination of strengths includes these five factors:

•	A long-term, value-oriented approach
Rather than follow fads, we pursue a consistent strategy, focusing on each investment’s long-term potential.

•	An unparalleled global research effort
American Funds draws on one of the industry’s most globally integrated research networks.

•	The multiple portfolio counselor system
Every American Fund is divided among a number of portfolio counselors. Each takes responsibility for a portion independently, within each fund’s objectives; in most cases, research analysts manage a portion as well. Over time this method has contributed to a consistency of results and continuity of management.

•	Experienced investment professionals

The recent market decline was not the first for most of the portfolio counselors who serve the American Funds. More than half of them were in the investment business before the sharp market decline of 1987.

•	A commitment to low operating expenses
American Funds’ operating expenses are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.

29 mutual funds, consistent philosophy, consistent results

• Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World FundSM
>             SMALLCAP World Fund®

• Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
The Investment Company of America®
Washington Mutual Investors FundSM

• Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

• Balanced fund
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®

• Bond funds
Emphasis on current income through bonds
American High-Income TrustSM
   The Bond Fund of AmericaSM
   Capital World Bond Fund®
Intermediate Bond Fund of America®
U.S. Government Securities FundSM

• Tax-exempt bond funds
Emphasis on tax-free current income through municipal bonds
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®

State-specific tax-exempt funds
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

• Money market funds
The Cash Management Trust of America®
The Tax-Exempt Money Fund of AmericaSM
The U.S. Treasury Money Fund of AmericaSM

The Capital Group Companies

American Funds
Capital Research and Management
Capital International
Capital Guardian
Capital Bank and Trust

Lit No. MFGEAR-935-1105P

Litho in USA BBC/GP/8067-S4887

Printed on recycled paper

ITEM 2 - Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 - Audit Committee Financial Expert

The Registrant’s Board has determined that Joseph C. Berenato, a member of the Registrant’s Audit Committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the Board had designated them as such. Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 - Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2004	$78,000
2005	$87,000
b) Audit-Related Fees:
2004	$11,000
2005	$3,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2004	$7,000
2005	$13,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns including returns relating to the registrant’s investments in non-U.S. jurisdictions.
c) All Other Fees:
2004	none
2005	none

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Not Applicable
b) Audit-Related Fees:
2004	$323,000
2005	$338,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agency and investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2004	none
2005	none
d) All Other Fees:
2004	none
2005	none

The Registrant’s Audit Committee will pre-approve all audit and permissible non-audit services that the Committee considers compatible with maintaining the auditors’ independence. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The Committee will not delegate its responsibility to pre-approve these services to the investment adviser. The Committee may delegate to one or more Committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full Committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser, and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant were $888,000 for fiscal year 2004 and $1,056,000 for fiscal year 2005. The non-audit services represented by these amounts were brought to the attention of the Committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 - Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 - Schedule of Investments

[logo - American Funds ®]

SMALLCAP World Fund®
Investment portfolio

September 30, 2005

		Market value
Common stocks — 91.36%	Shares	(000)

CONSUMER DISCRETIONARY — 19.04%
Michaels Stores, Inc.	5,300,000	$175,218
Aristocrat Leisure Ltd.[1]	10,600,000	96,220
Schibsted ASA	2,525,000	78,437
Orient-Express Hotels Ltd., Class A	2,326,000	66,105
Lions Gate Entertainment Corp., USD denominated[2,3]	3,800,000	36,252
Lions Gate Entertainment Corp.[2,3]	2,728,500	25,969
Vail Resorts, Inc.[2,3]	2,050,000	58,938
Tupperware Corp.	2,500,000	56,950
CarMax, Inc.[2]	1,800,000	56,286
GSI Commerce, Inc.[2,3]	2,794,491	55,610
Cheil Industries Inc.[1]	2,495,000	53,703
Laureate Education, Inc.[2]	1,070,000	52,398
Triarc Companies, Inc., Class B	2,050,000	31,304
Triarc Companies, Inc., Class A	950,000	15,960
Big Lots, Inc.[2]	4,271,400	46,943
Central European Media Enterprises Ltd., Class A2	847,800	44,772
Paddy Power PLC[1,3]	2,521,700	44,413
NutriSystem, Inc.[2,3]	1,706,800	42,704
Nokian Renkaat Oyj[1]	1,670,000	39,566
Ekornes ASA[1,3]	2,020,598	39,006
Valassis Communications, Inc.[2]	1,000,000	38,980
Life Time Fitness, Inc.[2]	1,140,000	37,780
Kuoni Reisen Holding AG, Class B2	91,984	36,890
Korea Kumho Petrochemical Co., Ltd.[1,3]	1,810,940	36,502
Lojas Renner SA2,3	1,380,000	34,158
JUMBO SA1,3	2,852,797	32,603
KOMERI Co., Ltd.[1]	993,100	32,436
Fisher & Paykel Appliances Holdings Ltd.[1]	13,080,000	32,048
Unibet Group PLC (SDR)[1]	1,370,850	31,754
Nitori Co., Ltd.[1]	378,400	31,711
Restaurant Group PLC[1,3]	14,062,000	31,493
GOME Electrical Appliances Holding Ltd.[1]	51,163,000	30,899
Photo-Me International PLC[1]	15,000,000	30,851
Blyth, Inc.	1,370,000	30,537
Linens 'n Things, Inc.[2]	1,125,000	30,038
Arbitron Inc.	751,060	29,922
Williams-Sonoma, Inc.[2]	750,000	28,763
SEEK Ltd.[1]	12,697,300	28,549
Café de Coral Holdings Ltd.[1]	23,750,000	27,564
Fourlis[1,3]	3,310,000	27,318
Bloomsbury Publishing PLC[1,3]	4,655,000	$27,292
Zale Corp.[2]	1,000,000	27,180
Cheng Shin Rubber (Xiamen) Ind., Ltd.[1]	32,078,016	26,209
Pinnacle Entertainment, Inc.[2]	1,400,000	25,662
Hyatt Regency SA1	2,034,330	25,223
Ameristar Casinos, Inc.	1,200,000	25,008
Furniture Brands International, Inc.	1,350,000	24,341
Reader's Digest Assn., Inc., Class A	1,500,000	23,955
CKE Restaurants, Inc.	1,800,000	23,724
P.F. Chang's China Bistro, Inc.[2]	500,000	22,415
Astral Media Inc., Class A, nonvoting	750,000	22,080
Impact 21 Co., Ltd.[1]	890,000	21,762
Halfords Group PLC[1]	4,200,000	21,491
Children's Place Retail Stores, Inc.[2]	600,000	21,384
Nobia AB1	1,255,000	21,130
Rex Holdings Co., Ltd.[1]	3,744	20,556
ValueVision Media, Inc., Class A2	1,800,000	20,430
Sonic Corp.[2]	727,900	19,908
Cedar Fair, L.P.	650,000	19,494
Gaming VC Holdings SA3	2,023,800	19,308
Modern Times Group MTG AB, Class B1,2	500,000	18,849
Phoenix Satellite Television Holdings Ltd.[1]	125,018,000	18,714
Applebee's International, Inc.	902,800	18,679
Denny's Corp.[2]	4,500,000	18,675
Clear Media Ltd.[1,2]	20,786,000	18,659
Alma Media Oyj, Series 2[1,2]	1,094,052	18,014
Journal Communications, Inc., Class A	1,203,500	17,932
La-Z-Boy Inc.	1,300,000	17,147
Kumho Industrial Co., Ltd.[1]	900,000	16,706
Education Management Corp.[2]	500,000	16,120
GEOX SpA[1]	1,483,000	14,709
O'Charley's Inc.[2]	1,016,200	14,542
Nishimatsuya Chain Co., Ltd.[1]	400,000	14,522
Salem Communications Corp., Class A2	764,300	14,094
Nissin Healthcare Food Service Co., Ltd.[1]	886,900	13,828
Pantaloon Retail (India) Ltd.[1]	320,000	13,686
JJB Sports PLC[1]	4,390,500	13,117
Palm Harbor Homes, Inc.[2]	663,906	12,900
Blue Nile, Inc.[2]	400,000	12,656
Charles Vögele Holding AG1	152,000	12,403
Bijou Brigitte modische Accessoires AG1	52,100	12,059
Sharper Image Corp.[2,3]	950,000	11,970
Corus Entertainment Inc., Class B, nonvoting	405,000	11,735
Repco Corp. Ltd.[1]	5,100,000	11,602
Levitt Corp., Class A	500,000	11,470
BEC World PCL[1]	31,500,000	11,458
Submarino SA, ordinary nominative[2]	876,700	11,442
Spark Networks PLC[1,2,3,4]	1,103,000	6,458
Spark Networks PLC (GDR)[1,2,3]	747,000	4,859
NEXEN Tire Co., Ltd.[1]	460,000	11,073
Carpetright PLC[1]	692,213	10,748
Zee Telefilms Ltd.	2,700,000	10,623
Reg Vardy PLC	1,035,000	10,493
Columbia Sportswear Co.[2]	224,600	10,421
JB Hi-Fi Ltd.[1]	4,050,000	$ 10,282
Bilia AB, Class A1	570,000	10,186
Maruti Udyog Ltd.[1]	750,000	9,563
Gigas K's Denki Corp.[1]	352,200	8,944
Can Do Co., Ltd.[1,3]	7,900	8,901
Haseko Corp.[1,2]	2,830,000	8,758
Rational AG2	80,000	8,511
Next Media Ltd.[1,2]	18,520,000	8,137
Restoration Hardware, Inc.[2]	1,200,000	7,584
TECMO, Ltd.[1]	585,000	6,163
Kourakuen Corp.[1]	476,000	5,417
Nien Hsing Textile Co., Ltd.[1]	7,861,000	5,403
Rinnai Corp.[1]	230,000	5,288
Build-A-Bear Workshop, Inc.[2]	203,500	4,538
MEDION AG1	276,100	4,310
Zhejiang Glass Co. Ltd., Class H1	11,499,400	2,549
Sanctuary Group PLC[3]	23,546,700	2,450
Almanova Oyj[1,2]	180,374	1,431
Compass East Industry (Thailand) PCL[1]	8,514,100	803
		2,797,683

INDUSTRIALS — 14.71%
Downer EDI Ltd.[1,3]	18,701,412	86,351
United Stationers Inc.[2,3]	1,712,200	81,946
Container Corp. of India Ltd.	2,641,794	79,729
ALL - América Latina Logística, units	1,960,000	78,065
Corrections Corporation of America[2]	1,761,500	69,932
Sumitomo Heavy Industries, Ltd.[1]	9,240,000	65,571
JetBlue Airways Corp.[2]	3,700,000	65,120
Daelim Industrial Co., Ltd.[1]	901,640	63,707
Hyundai Mipo Dockyard Co., Ltd.[1]	867,350	62,431
Hughes Supply, Inc.	1,850,000	60,310
Buhrmann NV1	4,543,600	54,975
Samsung Engineering Co., Ltd.[1,3]	2,587,640	54,745
LS Industrial Systems Co., Ltd.[1,3]	1,950,000	54,349
Tetra Tech, Inc.[2,3]	3,162,500	53,193
GS Engineering & Construction Co. Ltd.[1]	1,320,107	52,716
Acuity Brands, Inc.	1,475,000	43,763
MSC Industrial Direct Co., Inc., Class A	1,300,000	43,121
Lincoln Electric Holdings, Inc.	1,080,000	42,552
Hyundai Development Co.[1]	1,319,350	41,872
SembCorp Logistics Ltd.[1]	36,632,926	35,765
STX Shipbuilding Co., Ltd.[1,3]	1,493,000	33,764
Transurban Group[1,2]	5,830,303	32,097
Hudson Highland Group, Inc.[2,3]	1,244,000	31,063
K&F Industries Holdings, Inc.[2]	1,800,000	30,114
Cummins India Ltd.[1]	8,775,000	29,836
Federal Signal Corp.	1,676,100	28,645
Wilh. Wilhelmsen ASA , Class A1	799,600	27,999
Michael Page International PLC[1]	6,416,190	27,849
Ballast Nedam NV1,2,3	628,753	27,296
Geberit AG1	35,500	25,842
AGCO Corp.[2]	1,400,000	25,480
Royal Boskalis Westminster NV	508,620	25,312
Vedior NV1	1,773,550	$ 25,207
Kelly Services, Inc., Class A	800,000	24,528
LS Cable Ltd.[1]	832,280	23,375
Uponor Oyj[1]	960,100	22,206
Hagemeyer NV1,2	7,370,000	21,712
Seco Tools AB, Class B	445,000	21,516
SembCorp Marine Ltd[1]	11,540,000	20,405
G&K Services, Inc., Class A	500,000	19,695
ChoicePoint Inc.[2]	450,000	19,426
Trakya Cam Sanayii AS1	5,335,000	19,099
EnerSys[2]	1,200,000	18,204
SIRVA, Inc.[2]	2,423,400	18,079
ZENON Environmental Inc.[2]	815,700	17,115
Halla Engineering & Construction Corp.[1,3]	626,000	16,938
Veidekke ASA[1]	603,000	16,492
KCI Konecranes International Corp.[1]	345,200	15,976
Waste Connections, Inc.[2]	450,000	15,786
Indian Rayon and Industries Ltd.[1]	1,027,000	14,425
Hi-P International Ltd.[1]	16,886,000	14,204
CoStar Group, Inc.[2]	300,000	14,016
Spirax-Sarco Engineering PLC[1]	1,000,000	13,900
Hyundai Engineering & Construction Co., Ltd.[1,2]	420,000	13,367
Max India Ltd.[2]	999,986	12,886
Kyeryong Construction Industrial Co., Ltd.[1,3]	469,250	12,402
Oslo Børs Holding ASA	245,000	12,155
Royal Group Technologies Ltd.[2]	1,200,000	12,093
OSG CORP.[1]	775,000	11,668
Obrascon Huarte Lain Brasil SA, ordinary nominative[2]	1,078,000	11,207
Steelcase Inc., Class A	775,000	11,206
Goodpack Ltd.[1]	10,448,000	10,252
Permasteelisa SpA[1]	615,000	9,647
Noritz Corp.[1]	560,000	9,444
Singapore Post Private Ltd.[1]	12,765,000	9,137
Intertek Group PLC[1]	700,000	8,431
Curtiss-Wright Corp.	134,300	8,288
Imagistics International Inc.[2]	190,400	7,968
Sino-Thai Engineering and Construction PCL[1]	25,400,000	7,821
Aker American Shipping ASA[2]	604,800	7,155
Anhui Expressway Co. Ltd., Class H1	12,000,000	7,008
Shenzhen Expressway Co., Ltd.[1]	19,422,000	6,822
Northgate PLC[1]	332,000	6,617
Techem AG2	145,600	6,283
Krones AG1	55,000	5,757
Hibiya Engineering, Ltd.	571,000	5,505
Chudenko Corp.[1]	328,000	5,464
Korea Electric Terminal Co., Ltd.[1]	350,000	5,444
Ultraframe PLC[3]	6,330,000	3,823
LTG Technologies PLC[1,2,3]	17,785,714	3,293
Moatech Co., Ltd.[1]	266,000	1,408
ZOOTS[1,2,3,4]	25,173	234
		2,160,599

INFORMATION TECHNOLOGY — 14.64%
CNET Networks, Inc.[2,3]	10,655,000	144,588
Kingboard Chemical Holdings Ltd.[1,3]	45,946,000	114,575
Semtech Corp.[2,3]	5,900,000	97,173
Integrated Device Technology, Inc.[2]	8,729,000	$93,749
NHN Corp.[1,2]	484,652	82,569
Cymer, Inc.[2,3]	2,060,000	64,519
PMC-Sierra, Inc.[2]	6,500,000	57,265
NCsoft Corp.[1,2]	647,000	53,355
Varian Semiconductor Equipment Associates, Inc.[2]	1,250,000	52,962
Venture Corp. Ltd.[1]	5,969,600	51,206
Power Integrations, Inc.[2,3]	2,300,000	50,025
Manhattan Associates, Inc.[2,3]	1,950,000	45,240
Conexant Systems, Inc.[2,3]	24,000,000	42,960
MacDonald, Dettwiler and Associates Ltd.[2]	1,500,000	42,636
Vanguard International Semiconductor Corp.[1]	58,813,988	40,789
Cypress Semiconductor Corp.[2]	2,700,000	40,635
O2Micro International Ltd.[2,3]	2,495,000	39,271
Chartered Semiconductor Manufacturing Ltd[1,2]	54,000,000	36,878
Brooks Automation, Inc.[2,3]	2,725,000	36,324
iVillage Inc.[2,3]	4,690,000	34,049
Atheros Communications, Inc.[2,3]	3,180,000	31,037
Billing Services Group Ltd.[1,2,3]	16,548,800	30,994
National Instruments Corp.	1,213,874	29,910
Fairchild Semiconductor International, Inc.[2]	2,000,000	29,720
Mentor Graphics Corp.[2]	3,358,355	28,882
Verifone Holdings, Inc.[2]	1,400,000	28,154
Vishay Intertechnology, Inc.[2]	2,250,000	26,887
Littelfuse, Inc.[2]	950,000	26,724
ValueClick, Inc.[2]	1,551,000	26,507
Veeco Instruments Inc.[2,3]	1,598,523	25,640
Gateway, Inc.[2]	9,400,000	25,380
Vaisala Oyj, Class A	848,095	25,080
Intersil Corp., Class A	1,107,105	24,113
Rogers Corp.[2]	600,000	23,220
NAVTEQ Corp.[2]	459,500	22,952
Orbotech Ltd.[2]	887,000	22,193
Marchex, Inc., Class B2	1,328,500	22,000
Kakaku.com, Inc., when-issued 11/2005[1,2]	3,694	13,035
Kakaku.com, Inc.[1]	2,485	8,769
ASM Pacific Technology Ltd.[1]	3,840,000	18,714
Sanken Electric Co., Ltd.[1]	1,625,000	18,683
Echelon Corp.[2]	2,000,000	18,420
PDF Solutions, Inc.[2]	1,100,000	18,260
MKS Instruments, Inc.[2]	1,050,000	18,091
TNS, Inc.[2]	725,000	17,581
SPSS Inc.[2]	689,100	16,538
Andrew Corp.[2]	1,475,900	16,456
Knot, Inc.[2,3,4]	1,200,000	13,308
Knot, Inc.[2,3]	178,820	1,983
CSG Systems International, Inc.[2]	700,000	15,197
Ichia Technologies, Inc.[1,3]	16,995,177	15,056
Citizen Electronics Co., Ltd.[1]	300,000	14,097
Lawson Software, Inc.[2]	2,000,000	13,880
Hana Microelectronics PCL[1]	20,675,000	12,525
Aspen Technology, Inc.[2]	1,900,000	11,875
Moser Baer India Ltd.[1]	2,350,000	11,343
Interflex Co., Ltd.[1,3]	799,000	11,004
Silicon Graphics, Inc.[2,3]	14,000,000	$ 10,920
SFA Engineering Corp.[1]	437,500	10,875
Hittite Microwave Corp.[2]	537,000	10,874
Faraday Technology Corp.[1]	6,165,968	10,817
MatrixOne, Inc.[2]	2,000,000	10,520
YOU EAL Electronics Co., Ltd.[1]	564,600	9,913
S1 Corp.[2]	2,500,000	9,775
Agile Software Corp.[2]	1,350,000	9,679
Nice Systems Ltd. (ADR)[2]	200,000	9,036
Kiryung Electronics Co., Ltd.[1,3]	1,780,000	8,886
KEC Corp.[1,3]	5,235,400	8,596
Rotork PLC[1]	797,581	8,392
Unisteel Technology Ltd.[1]	7,724,000	8,304
GSI Group Inc.[2]	777,200	8,122
Phoenix PDE Co., Ltd.[1,3]	1,500,000	7,861
Taiflex Scientific Co., Ltd.[1]	4,267,750	7,468
SkillSoft PLC (ADR)[2]	1,600,000	7,328
TTM Technologies, Inc.[2]	1,000,000	7,150
Advanced Analogic Technologies Inc.[2]	578,400	6,472
Career Technology (MFG.) Co., Ltd.[1]	5,255,894	6,322
Renishaw PLC[1]	384,108	5,789
Jahwa Electronics Co., Ltd.[1]	620,000	4,345
Dolby Laboratories, Inc., Class A2	216,200	3,459
Homestore, Inc.[2]	636,032	2,767
Avid Technology, Inc.[2]	33,400	1,383
Infoteria Corp.[1,2,3,4]	2,672	941
ClearSpeed Technology Ltd.[1,2,4]	2,300,000	217
Optimax Technology Corp.[1]	117,352	192
MMC AS1,2,4	4,150,000	63
Orbiscom Ltd.[1,2,4]	3,905,874	59
diCarta[1,2,4]	103,135	—
		2,151,501

FINANCIALS — 8.98%
Daegu Bank, Ltd.[1,3]	10,339,890	125,768
HDFC Bank Ltd.[1]	7,478,640	116,744
Pusan Bank[1,3]	10,370,500	113,410
Housing Development Finance Corp. Ltd.[1]	2,212,480	52,409
First Niagara Financial Group, Inc.	3,130,000	45,197
IndyMac Bancorp, Inc.	1,000,000	39,580
Sumitomo Real Estate Sales Co., Ltd.[1]	700,000	37,179
Wing Tai Holdings Ltd.[1,3]	38,478,000	34,400
Ascendas Real Estate Investment Trust[1]	26,488,550	34,291
Fulton Financial Corp.	2,021,708	33,864
Unibail Holding[1]	222,000	32,271
Alabama National BanCorporation	488,654	31,245
Kotak Mahindra Bank Ltd.[1]	6,623,462	30,219
Saxon Capital, Inc.[3]	2,520,000	29,862
Siam City Bank PCL[1]	26,478,720	17,318
Siam City Bank PCL, nonvoting depositary receipt[1]	18,956,280	12,043
Aareal Bank AG1,2	890,000	29,225
Centennial Bank Holdings, Inc.[1,2,3,4]	2,700,000	28,350
National Finance PCL[1,3]	86,650,000	27,771
Dongbu Insurance Co., Ltd.[1]	1,850,000	26,955
Sterling Bancshares, Inc.	1,650,000	$ 24,271
National Bank of Pakistan	9,737,000	23,751
Sparebanken Rogaland	775,000	23,661
International Securities Exchange, Inc.[2]	970,280	22,705
Umpqua Holdings Corp.	924,700	22,489
Central Pattana PCL[1]	82,067,000	21,202
Allgreen Properties Ltd.[1]	25,770,000	20,479
Topdanmark A/S1,2	235,700	18,756
Montpelier Re Holdings Ltd.	744,200	18,493
Capital Lease Funding, Inc.[3]	1,630,000	16,870
United Mizrahi Bank Ltd.[1,2]	3,150,000	16,381
Federal Agricultural Mortgage Corp., Class C	630,000	15,334
Banco de Oro Universal Bank[1]	28,000,000	15,270
Bursa Malaysia Bhd.[1]	12,250,000	14,885
UTI Bank Ltd.[1]	1,548,255	9,386
UTI Bank Ltd. (GDR)[1]	802,645	4,760
Hong Kong Exchanges and Clearing Ltd.[1]	3,714,000	12,727
First Regional Bancorp[2,4]	124,014	9,771
First Regional Bancorp[2]	15,800	1,245
South Financial Group, Inc.	370,000	9,931
Union Bank Ltd.	11,192,000	9,722
Kiatnakin Finance PCL[1]	12,200,000	9,314
AmericanWest Bancorporation[2]	380,000	8,786
Sparebanken Midt-Norge[1]	155,000	8,569
JCG Holdings Ltd.	7,937,000	8,084
Cathay General Bancorp, Inc.	200,000	7,092
Singapore Exchange Ltd.[1]	4,760,000	7,082
Globe Trade Center SA1,2	160,000	7,053
GB&T Bancshares, Inc.	300,000	6,369
Franklin Bank Corp.[2]	390,000	6,298
CapitaCommercial Trust Management Ltd.[1]	6,634,000	5,922
UMB Financial Corp.	90,000	5,911
Western Alliance Bancorporation[2]	151,000	4,243
Golden Land Property Development PLC[1,2]	11,243,757	2,019
Golden Land Property Development PLC, nonvoting depositary receipt[1,2]	8,756,243	1,572
Echo Investment SA1,2	15,000	634
		1,319,138

HEALTH CARE — 8.55%
Advanced Medical Optics, Inc.[2]	2,415,000	91,649
Alfresa Holdings Corp.[1]	1,754,300	81,605
Medicis Pharmaceutical Corp., Class A	2,450,000	79,772
Kyphon Inc.[2]	1,656,500	72,787
IDEXX Laboratories, Inc.[2]	820,000	54,842
Wright Medical Group, Inc.[2,3]	2,000,000	49,360
STERIS Corp.	1,750,000	41,632
Nabi Biopharmaceuticals[2,3]	3,050,000	39,955
Nobel Biocare Holding AG	156,000	36,767
Connetics Corp.[2,3]	2,000,000	33,820
Valeant Pharmaceuticals International	1,650,000	33,132
Fisher & Paykel Healthcare Corp. Ltd.[1]	12,600,000	32,590
Alkermes, Inc.[2]	1,900,000	31,920
Cochlear Ltd.[1]	1,034,746	30,945
Toho Pharmaceutical Co., Ltd.[1,3]	2,615,000	29,356
Wilson Greatbatch Technologies, Inc.[2]	990,400	$ 27,177
Rhön-Klinikum AG1	705,200	27,146
Vertex Pharmaceuticals Inc.[2]	1,178,704	26,344
Apollo Hospitals Enterprise Ltd.[1]	1,433,400	14,973
Apollo Hospitals Enterprise Ltd. (GDR)[4]	1,053,100	10,900
LifePoint Hospitals, Inc.[2]	550,000	24,051
ResMed Inc[2]	226,000	18,001
ResMed Inc, AUD denominated[1,2]	750,000	2,977
ResMed Inc, AUD denominated[2]	750,000	2,975
HealthExtras, Inc.[2]	1,080,000	23,090
Par Pharmaceutical Companies, Inc.[2]	850,000	22,627
Straumann Holding AG1	74,000	19,831
CONMED Corp.[2]	700,000	19,516
Extendicare Inc., Class A	1,000,000	17,580
Nektar Therapeutics[2]	1,000,000	16,950
Coloplast A/S, Class B1	274,000	16,692
Dendrite International, Inc.[2]	750,000	15,067
Diagnósticos da América SA2	950,000	14,921
Haemonetics Corp.[2]	300,000	14,259
MGI PHARMA, Inc.[2]	600,000	13,986
United Therapeutics Corp.[2]	200,000	13,960
Rigel Pharmaceuticals, Inc.[2]	500,000	11,885
Taro Pharmaceutical Industries Ltd.[2]	450,000	11,578
Nakanishi Inc.[1]	110,000	11,469
Triad Hospitals, Inc.[2]	250,000	11,318
I-Flow Corp.[2]	750,000	10,283
NPS Pharmaceuticals, Inc.[2]	905,900	9,159
NitroMed, Inc.[2]	500,000	9,000
Penwest Pharmaceuticals Co.[2]	500,000	8,765
American Healthways, Inc.[2]	200,000	8,480
OSI Pharmaceuticals, Inc.[2]	287,000	8,392
Tecan Group Ltd., Männedorf[1]	215,586	8,296
QIAGEN NV1,2	611,558	7,909
Discovery Laboratories, Inc.[2]	1,200,000	7,740
Cytokinetics, Inc.[2]	853,500	6,947
Adams Respiratory Therapeutics, Inc.[2]	181,600	5,864
Vision-Sciences, Inc.[2,3]	1,884,500	3,863
Animas Corp.[2]	211,814	3,325
Pharmion Corp.[2]	131,900	2,877
Incyte Corp.[2]	556,800	2,617
NexMed, Inc.[2]	1,100,000	1,749
NexMed, Inc.[2,4]	152,355	242
WebMD Health Corp., Class A2	32,500	801
		1,255,714

ENERGY — 8.38%
Quicksilver Resources Inc.[2,3]	4,099,150	195,898
OPTI Canada Inc.[2,3]	4,373,000	148,780
Bill Barrett Corp.[2]	2,073,500	76,346
Delta Petroleum Corp.[2,3]	3,217,500	66,924
Hydril Co.[2]	967,500	66,409
First Calgary Petroleums Ltd., GBP denominated[2]	4,800,000	38,508
First Calgary Petroleums Ltd.[2]	3,146,000	25,634
WorleyParsons Ltd.[1]	8,157,019	63,594
CARBO Ceramics Inc.	888,800	$ 58,652
Encore Acquisition Co.[2]	1,152,500	44,775
Expro International Group PLC[1,3]	4,600,000	44,366
San Juan Basin Royalty Trust	869,600	42,437
China Oilfield Services Ltd., Class H1	99,037,100	40,749
Cabot Oil & Gas Corp., Class A	800,000	40,408
Southwestern Energy Co.[2]	452,800	33,236
Noble Energy, Inc.	693,010	32,502
Helmerich & Payne, Inc.	500,000	30,195
BA Energy Inc.[1,2,4]	1,071,430	25,840
Newpark Resources, Inc.[2]	2,500,000	21,050
Harvest Natural Resources, Inc.[2]	1,645,500	17,656
Thai Oil PCL[1]	9,466,300	17,271
Warren Resources, Inc.[2]	955,000	15,996
Bankers Petroleum Ltd.[2]	9,400,000	15,059
FMC Technologies, Inc.[2]	350,000	14,739
FirstAfrica Oil PLC[2,3]	96,515,000	12,338
Caspian Energy Inc., GBP denominated[2]	3,450,000	8,014
Caspian Energy Inc.[2]	450,000	1,016
Regal Petroleum PLC[2]	4,670,000	7,714
Rowan Companies, Inc.[2]	192,800	6,842
PT Bumi Resources Tbk.[1]	78,000,000	6,840
Banpu PCL[1]	1,480,400	5,782
John Wood Group PLC[1]	1,400,000	5,193
		1,230,763

MATERIALS — 5.60%
Hanwha Chemical Corp.[1,3]	6,492,000	81,043
Dongkuk Steel Mill Co., Ltd.[1]	3,355,000	69,090
INI Steel Co.[1]	2,645,000	68,555
Cleveland-Cliffs Inc	650,000	56,621
Fuji Seal International, Inc.[1,3]	1,811,900	56,487
James Hardie Industries Ltd.[1]	7,423,446	50,810
Asian Paints (India) Ltd.	3,312,500	38,065
Hanil Cement Co., Ltd.[3]	491,700	32,045
First Quantum Minerals Ltd.	1,177,700	30,685
AptarGroup, Inc.	550,000	27,396
Kenmare Resources PLC[2,3]	39,316,000	27,382
Peter Hambro Mining PLC[1,2]	1,690,000	24,273
Fortescue Metals Group Ltd.[1,2]	6,400,000	23,528
Sungshin Cement Co., Ltd.[1]	956,500	21,760
Owens-Illinois, Inc.[2]	1,000,000	20,620
Energem Resources Inc.[2,3]	6,802,500	16,406
Energem Resources Inc.[1,2,3,4]	1,200,000	2,460
Associated Cement Companies Ltd.[1]	1,630,000	18,094
Sino-Forest Corp., Class A2,3	6,022,800	17,482
Hindalco Industries Ltd.[1]	5,000,000	16,757
Ferro Corp.	700,000	12,824
Northern Orion Resources Inc.[2,4]	2,800,000	8,224
Northern Orion Resources Inc.[2]	1,100,000	3,231
Banro Corp.[1,2,3,4]	1,750,000	11,147
Hung Hing Printing Group Ltd.[1]	17,199,000	10,879
PT Indocement Tunggal Prakarsa[1,2]	37,750,000	10,666
Singamas Container Holdings Ltd.[1]	14,500,000	9,323
PT Semen Gresik	5,000,000	$ 8,861
Cementerie del Tirreno S.p.A.	1,600,000	7,924
Anhui Conch Cement Co. Ltd., Class H1	7,900,000	7,855
Minara Resources Ltd.[1]	5,073,334	7,155
Titan Cement Co. SA1	200,000	6,682
Eastern Platinum Ltd.[2]	4,087,500	4,753
European Minerals Corp.[2]	6,880,000	4,003
Adastra Minerals Inc.[2,4]	2,625,000	3,075
Oriel Resources PLC[1,2,4]	5,000,000	2,778
Ivanhoe Mines Ltd.[2]	282,700	2,386
Aricom PLC[2]	2,593,134	925
Gabriel Resources Ltd.[2]	300,000	599
Thistle Mining Inc., GBP denominated[1,2]	22,625	9
Thistle Mining Inc.[1,2]	30,000	—
		822,858

CONSUMER STAPLES — 3.81%
Lindt & Sprüngli AG, participation certificate[1]	19,166	32,196
Lindt & Sprüngli AG1	1,694	28,013
Nestlé India Ltd.	2,863,600	55,782
Anadolu Efes Biracılık ve Malt Sanayii AS˛[1]	2,060,950	55,312
AMOREPACIFIC Corp.[1]	165,000	50,096
LG Household & Health Care Ltd.[1]	723,640	41,562
Fresh Del Monte Produce Inc.	1,100,000	29,942
Efes Breweries International NV (GDR)[1,2,4]	592,802	21,119
Efes Breweries International NV (GDR)[1,2]	180,000	6,412
Coca-Cola West Japan Co. Ltd.[1]	1,177,900	26,369
BJ's Wholesale Club, Inc.[2]	948,000	26,354
DELTA HOLDING SA1,3	2,404,000	25,042
WD-40 Co.[3]	900,000	23,859
IAWS Group PLC[1]	1,500,000	21,728
Delta and Pine Land Co.	800,000	21,128
Performance Food Group Co.[2]	600,000	18,936
Cawachi Ltd.[1]	470,000	18,301
Allion Healthcare, Inc.[2,3]	864,221	15,565
Herbalife Ltd.[2]	475,000	14,316
China Mengniu Dairy Co.[1]	10,666,000	8,814
Diamond Foods, Inc.[2]	413,162	7,065
American Italian Pasta Co., Class A	550,000	5,863
DyDo Drinco[1]	119,600	4,102
Winn-Dixie Stores, Inc.[2]	3,500,000	2,345
		560,221

UTILITIES — 1.59%
Perusahaan Gas Negara (Persero) Tbk.[1]	150,410,000	61,206
AES Tietê SA	1,900,000,000	39,419
Xinao Gas Holdings Ltd.	43,066,000	33,869
Reliance Energy Ltd.	2,259,500	29,872
Tata Power Co. Ltd.[1]	2,108,047	23,092
CESC Ltd. (GDR)[1,2,4]	3,320,000	17,186
Northumbrian Water Group PLC[1]	3,425,000	15,031
E1 Corp.	240,000	8,994
Electricity Generating PCL	1,511,500	2,764
Electricity Generating PCL, nonvoting depositary receipt[1]	773,500	1,387
		232,820

TELECOMMUNICATION SERVICES — 1.15%
TIM Participações SA, preferred nominative (ADR)	2,472,428	$ 45,938
TIM Participações SA, ordinary nominative	2,346,372,611	5,533
Nextel Partners, Inc., Class A2	1,000,000	25,100
LG Telecom Ltd.[1,2]	4,220,000	22,499
Partner Communications Co. Ltd.[1]	1,565,000	13,390
Partner Communications Co. Ltd. (ADR)	125,000	1,076
Telemig Celular Participações SA, preferred nominative	5,185,172,400	8,891
Telemig Celular Participações SA, preferred nominative (ADR)	163,000	5,509
PT Indosat Tbk (ADR)	564,000	14,100
GLOBE TELECOM, Inc.[1]	841,867	11,209
Tele Centro Oeste Celular Participações SA, preferred nominative	746,031	6,987
Tele Centro Oeste Celular Participações SA, preferred nominative (ADR)	373,200	3,381
Tele Centro Oeste Celular Participações SA, ordinary nominative	14,993	135
Unwired Group Ltd.[1,2]	12,400,000	5,204
		168,952

MISCELLANEOUS — 4.91%
Other common stocks in initial period of acquisition		721,191

Total common stocks (cost: $10,242,603,000)		13,421,440

Rights & warrants — 0.08%

MATERIALS — 0.04%
Kenmare Resources PLC, warrants, expire 2009[2,3]	5,775,000	2,495
Northern Orion Resources Inc., warrants, expire 2008[2,4]	1,400,000	1,953
Eastern Platinum Ltd., warrants, expire 2008[2]	2,043,750	616
European Minerals Corp., warrants, expire 2010[2]	3,440,000	607
Energem Resources Inc., warrants, expire 2008[1,2,3,4]	1,200,000	225
Oriel Resources PLC, warrants, expire 2010[1,2,4]	2,500,000	17
		5,913

INDUSTRIALS — 0.02%
STX Shipbuilding Co., Ltd., rights, expire 2005[1,2,3]	373,399	3,003

INFORMATION TECHNOLOGY — 0.01%
Kingboard Chemical Holdings Ltd., warrants, expire 2006[2,3]	3,988,200	1,440

ENERGY — 0.01%
OPTI Canada Inc., warrants, expire 2008[1,2,3,4]	105,000	1,121
BA Energy Inc., warrants, expire 2006[1,2,4]	1,071,430	—
		1,121

Total rights & warrants (cost: $568,000)		11,477

		Market value
Convertible securities — 0.05%	Shares	(000)

ENERGY — 0.04%
OPTI Canada Inc., Series C, 5.00% convertible preferred[1,2,3,4]	210,000	$ 6,430

HEALTH CARE — 0.01%
Control Delivery Systems Inc., Series A, convertible preferred[1,2,4]	55,824	1,500

TELECOMMUNICATION SERVICES — 0.00%
Multiplex, Inc., Series C, convertible preferred[1,2,4]	1,358,696	68

INFORMATION TECHNOLOGY — 0.00%
Meet World Trade, Series C, convertible preferred[1,2,4]	389,416	—
Socratic Technologies, Inc., Series A, convertible preferred[1,2,4]	375,000	—

Total convertible securities (cost: $26,785,000)		7,998

	Principal amount
Bonds & notes — 0.05%	(000)

CONSUMER STAPLES — 0.05%
Winn-Dixie Stores, Inc. 8.875% 2008[5]	$ 9,925	6,501

Total bonds & notes (cost: $9,199,000)		6,501

Short-term securities — 8.54%

Barclays U.S. Funding LLC 3.755%-3.835% due 11/8-11/28/2005	68,000	67,685
Dexia Delaware LLC 3.50%-3.705% due 10/14-11/17/2005	63,200	63,071
Nestlé Capital Corp. 3.59% due 10/27/2005[4]	30,500	30,421
Alcon Capital Corp 3.49% due 10/14/2005[4]	29,400	29,361
Mont Blanc Capital Corp. 3.63%-3.75% due 10/11-10/20/2005[4]	55,000	54,913
BNP Paribas Finance Inc. 3.66%-3.855% due 10/31-12/2/2005	53,000	52,771
Royal Bank of Scotland PLC 3.54%-3.65% due 10/17-10/21/2005	51,000	50,903
ANZ National (International) Ltd. 3.55%-3.72% due 10/3-11/21/2005[4]	50,000	49,958
Barton Capital Corp. 3.74% due 10/17/2005[4]	50,000	49,912
Amsterdam Funding Corp. 3.62%-3.70% due 10/13-10/28/2005[4]	44,800	44,684
ABN-AMRO North America Finance Inc. 3.45% due 10/11/2005	5,200	5,194
Depfa Bank PLC 3.60%-3.70% due 10/11-11/14/2005[4]	50,000	49,876
Total Capital SA 3.74%-3.77% due 10/21-11/22/2005[4]	50,000	49,857
CAFCO, LLC 3.71%-3.74% due 10/31-11/3/2005[4]	50,000	49,838
Allied Irish Banks N.A. Inc. 3.685% due 11/7/2005[4]	50,000	49,805
Calyon North America Inc. 3.70% due 11/15/2005	50,000	49,765
Bank of Ireland 3.64%-3.80% due 11/10-12/1/2005[4]	50,000	49,740
CBA (Delaware) Finance Inc. 3.85% due 11/29/2005	50,000	49,679
HSBC USA Inc. 3.855% due 12/7/2005	50,000	49,648
American Honda Finance Corp. 3.61%-3.72% due 10/24-10/25/2005	43,900	43,792
Danske Corp., Series A 3.66%-3.67% due 10/31-11/14/2005	$37,000	$ 36,862
Thunder Bay Funding, LLC 3.63%-3.80% due 10/13-11/7/2005[4]	35,000	34,927
GlaxoSmithKline Finance PLC 3.55% due 10/12/2005	34,800	34,761
Federal Home Loan Bank 3.63% due 11/16/2005	34,600	34,423
BMW U.S. Capital Corp. 3.55%-3.58% due 10/17-10/20/2005[4]	28,700	28,646
Freddie Mac 3.56% due 11/1/2005	28,600	28,510
Toyota Motor Credit Corp. 3.83% due 12/6/2005	25,000	24,828
International Lease Finance Corp. 3.58% due 10/11/2005	24,500	24,474
Edison Asset Securitization LLC 3.65% due 11/7/2005[4]	24,300	24,207
Park Avenue Receivables Co., LLC 3.66% due 10/25/2005[4]	22,800	22,742
DaimlerChrysler Revolving Auto Conduit LLC II 3.65% due 10/19/2005	20,000	19,962

Total short-term securities (cost: $1,255,173,000)		1,255,215

Total investment securities (cost: $11,534,328,000)		14,702,631
Other assets less liabilities		(11,430)

Net assets		$14,691,201

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1Valued under fair value procedures adopted by authority of the Board of Directors. At September 30, 2005, 233 of the fund's securities, including those in "Miscellaneous" (with aggregate value of $5,336,408,000), were fair valued under procedures that took into account significant price changes that occurred between the close of trading in those securities and the close of regular trading on the New York
Stock Exchange.
2Security did not produce income during the last 12 months.
3Represents an affiliated company as defined under the Investment Company Act of 1940.
4Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities was $792,573,000, which represented 5.39% of the net assets of the fund.
5Company not making scheduled interest payments; bankruptcy proceedings pending.

ADR = American Depositary Receipts
GDR = Global Depositary Receipts
SDR = Swedish Depositary Receipts

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON DETAILED SCHEDULE OF INVESTMENTS

To the Shareholders and Board of Directors of
SMALLCAP World Fund, Inc.

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of SMALLCAP World Fund, Inc., (the “Fund”) as of September 30, 2005, and for the year then ended and have issued our report thereon dated November 9, 2005, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR. Our audit also included the Fund’s investment portfolio (the “Schedule”) as of September 30, 2005 appearing in Item 6 of this Form N-CSR. This Schedule is the responsibility of the Fund’s management. Our responsibility is to express an opinion based on our audit. In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP
Costa Mesa, California
November 9, 2005

ITEM 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 - Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a Committee on Governance comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the Board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Committee on Governance of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Committee on Governance.

ITEM 11 - Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 - Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SMALLCAP WORLD FUND, INC.

By /s/ Gordon Crawford
Gordon Crawford, Vice Chairman and PEO

Date: December 8, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Gordon Crawford
Gordon Crawford, Vice Chairman and PEO

Date: December 8, 2005

By /s/ David A. Pritchett
David A. Pritchett, Treasurer and PFO

Date: December 8, 2005